Household International, Inc.
FINANCIAL AND STATISTICAL REVIEW 2000

Household International, Inc. is a leading provider of consumer lending, credit cards, auto finance and credit insurance products in the United States, United Kingdom and Canada. Household has served the financial needs of middle-market consumers since 1878. Today, Household is:

The largest independent consumer finance company in the United States.
The second largest third-party, private label credit card issuer in the United States.
The nation's third largest non-captive provider of non-prime auto finance.
The eighth largest issuer of MasterCard and VISA credit cards in the United States.
The largest provider of tax refund anticipation loans in the United States.
The nation's third largest credit insurance company.
One of the United Kingdom's largest pure consumer finance providers, a leading provider of retail finance and the fifth largest issuer of credit cards.

COVER PAGE
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INTRODUCTION

Household International, Inc.'s ("Household" or "HI") 2000 Financial and Statistical Review is provided to assist investors, including financial analysts, portfolio managers and interested debt and equity holders in better understanding Household's legal entities, capital structure and operations.

Unaudited financial statements and selected summary and statistical data are provided for Household and its primary legal entities. A thorough review of Household should also include a review of its annual report, as well as the Annual Reports to the Securities and Exchange Commission on Form 10-K of both Household International, Inc. and Household Finance Corporation. In addition, Household Bank, f.s.b. submits an Annual Report to the Office of Thrift Supervision on Form 10-K.

This Financial and Statistical Review is not connected with any sale, solicitation or offer to sell or buy any security of Household or any of its affiliates. It is not a representation, prospectus or circular with respect to any stock or security of any corporation, and is not part of, or incorporated by reference in, any such document.

Investor Inquiries

Security analysts, investors and investment professionals should direct questions regarding Household and its subsidiaries to:

Craig A. Streem Vice President - Investor Relations 847.564.6053 castreem@household.com	Celeste M. Murphy Director - Investor Relations 847.564.7568 crmurphy@household.com

Inquiries regarding commercial paper, domestic and foreign medium-term notes, senior and senior subordinated debt, preferred securities and thrift notes of Household and certain of its subsidiaries, including Household Finance Corporation and Household Bank, f.s.b., should be directed to:

Bruce A. Foster
Vice President - Money and Capital Markets
847.564.6278
bafoster@household.com

Table of Contents
Financial Highlights	2
Business Product Lines	4
Products by Legal Entity	5
Financial Management	6
Capital Structure	7
2000 - Key Financing Transactions	8
Key Guarantees and Other Credit Support	8
Debt Issuers	9
Consolidating Information	10
Quarterly Income Data	12
Parent Company Information	14
Household Finance Corporation	16
Household Bank, f.s.b.	26
Household Global Funding, Inc.	32
Glossary of Terms	39
Corporate Information	40

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FINANCIAL HIGHLIGHTS

Operating Net Income
Millions of Dollars
1,500
1,250
1,000
750
800
919
1,157*
1,486
1996
1999

Return on Average Managed Assets
Percent
2.00
1.60
1.20
.80
1.30
1.38
1.60
1.99
1.95
1996
1997
1999

Managed Basis Efficiency Ratio
Percent
48
36
30
45.0
37.6
33.6
34.2
1996
1998
1999

Managed Net Interest Margin
Percent
8.5
8.0
7.5
7.0
6.5
7.43
7.72
7.86
8.23
8.10
1996
1998
1999

Managed Receivables
Billions of Dollars
90
80
70
60
50
59.2
65.2
63.9
71.7
87.6
1997
1998

Managed Funding Mix
Bank & Other Borrowings 1.5%
Senior & Subordinated Debt 48.2%
Deposits 9.3%
Total Shareholders' Equity 9.4%
Commercial Paper 10.0%
Securitizations 21.6%

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FINANCIAL HIGHLIGHTS
Household International, Inc. and Subsidiaries
In millions, except per share data and ratios.
Statement of Income Data - Year Ended December 31 (1)	2000		1999	1998	1997	1996
Net interest margin and other revenues	$8,032.0		$6,722.5	$6,380.0	$6,036.2	$5,451.6
Provision for credit losses on owned receivables	2,116.9		1,716.4	1,516.8	1,493.0	1,144.2
Operating expenses	3,042.9		2,527.3	2,672.3	2,884.8	2,714.7
Policyholders' benefits	261.7		258.1	238.2	255.9	311.9
Merger and integration related costs	-		-	1,000.0	-	-
Income taxes	909.8		734.3	428.6	462.2	461.2
Net income	$1,700.7		$1,486.4	$524.1	$940.3	$819.6
Operating net income (2)	$1,700.7		$1,486.4	$1,156.6	$940.3	$819.6
Per Common Share Data (1)
Basic earnings	3.59		$3.10	$1.04	$1.97	$1.76
Diluted earnings	3.55		3.07	1.03	1.93	1.73
Diluted operating earnings (2)	3.55		3.07	2.30	1.93	1.73
Dividends declared	.74		.68	.60	.54	.49
Book value	16.88		13.79	12.88	12.81	9.96
Average number of common and
Common equivalent shares outstanding	476.2		481.8	496.4	479.1	462.3
Balance Sheet Data at December 31 (1)
Total assets:
Owned	$76,706.3		$60,749.4	$52,892.7	$46,817.0	$45,332.0
Managed	96,955.8		80,188.3	72,594.6	71,295.5	66,183.2
Managed receivables: (3)
Real estate secured	$36,637.5	$	$26,935.5	$22,330.1	$19,824.8	$16,197.5
Auto finance (4)	4,563.3		3,039.8	1,765.3	883.4	-
MasterCard/Visa	17,583.4		15,793.1	16,610.8	19,211.7	19,528.2
Private label	11,997.3		11,269.7	10,377.5	10,381.9	10,252.5
Other unsecured	16,227.3		13,881.9	11,970.6	11,505.1	11,557.6
Commercial and other	598.6		808.3	853.4	1,353.6	1,762.9
Total managed receivables	87,607.4		71,728.3	63,907.7	63,160.5	59,298.7
Receivables serviced with limited recourse	(20,249.5)		(19,438.9)	(19,701.9)	(24,478.5)	(20,851.2)
Owned receivables	$67,357.9		$52,289.4	$44,205.8	$38,682.0	$38,447.5
Deposits	$8,676.9		$4,980.0	$2,105.0	$2,344.2	$3,000.1
Commercial paper, bank and other borrowings	10,787.9		10,777.8	9,917.9	10,666.1	10,597.4
Senior and senior subordinated debt	45,053.0		34,887.3	30,438.6	23,736.2	23,433.1
Company obligated mandatorily redeemable
Preferred securities of subsidiary trusts	675.0		375.0	375.0	175.0	175.0
Preferred stock	164.4		164.4	164.4	264.5	319.5
Common shareholders' equity (5)	7,951.2		6,450.9	6,221.4	6,174.0	4,521.5
Selected Financial Ratios (1)
Return on average owned assets (2)	2.44%		2.64%	2.29%	2.03%	1.82%
Return on average managed assets (2)	1.93		1.99	1.60	1.38	1.30
Return on average common shareholders' equity (2)	23.4		23.5	18.2	17.3	18.7
Total shareholders' equity as a percent of owned assets (6)	11.46		11.51	12.78	14.13	11.07
Total shareholders' equity as a percent of managed assets (6)	9.07		8.72	9.31	9.28	7.58
Tangible shareholders' equity to tangible managed assets (7)	7.41		6.96	7.11	6.92	6.20
Managed net interest margin	8.10		8.23	7.86	7.72	7.45
Managed consumer net chargeoff ratio	3.64		4.13	4.29	3.84	2.96
Managed basis efficiency ratio, normalized	34.2		33.6	37.6	41.0	45.0
Common dividend payout ratio (2)	20.8		22.1	26.1	28.0	28.3
Branches at December 31	1,693		1,639	1,631	1,880	1,696

(1) On June 30, 1998, Household merged with Beneficial Corporation ("Beneficial"), a consumer finance holding company. In connection with the merger, Household issued approximately 168.4 million shares of its common stock and three series of preferred stock. The transaction was accounted for as a pooling of interests and, accordingly, the consolidated financial statements for all periods prior to the merger have been restated to include the financial results of Beneficial.

(2) 1998 excludes merger and integration related costs of $751.0 million after - tax related to the Beneficial merger and the $118.5 million after - tax gain on the sale of Beneficial's Canadian operations. Including the merger and integration related costs and the gain on sale of Beneficial's Canadian operations, the return on average owned assets was 1.04 percent, the return on average managed assets was .72 percent, the return on average common shareholders' equity was 8.1 percent, and the common dividend payout ratio was 58.3 percent.

(3) In 2000, real estate secured portfolios totaling $3.7 billion were acquired. In 1998, $1.9 billion of non - core MasterCard and Visa receivables and Beneficial's German and Canadian operations which had net receivables of $272 million and $775 million, respectively, were sold. In 1997, the capital stock of Transamerica Financial Services Holding Company ("TFS"), which included $3.1 billion of real estate secured receivables, was acquired. In 1997, the student loan business was exited and the related $900 million portfolio sold.

(4) In October 1997, ACC Consumer Finance Corporation ("ACC"), an auto finance company, was purchased.

(5) During 2000, Household repurchased 5.4 million shares of its common stock for a total of $209.3 million pursuant to its share repurchase program. During 1999, Household repurchased 21.8 million shares of its common stock for a total of $915.9 million of which 16.8 million shares were repurchased pursuant to its share repurchase program and 5.0 million shares were repurchased to fund various employee benefit programs. In 1998, Household repurchased 10.5 million shares of its common stock for a total of $412 million to fund various employee benefit programs. In 1997, Household issued 27.3 million shares of common stock in a public offering, raising about $1.0 billion. The net proceeds were used to repay certain short - term borrowings incurred in connection with the acquisition of TFS.

(6) Total shareholders' equity includes common shareholders' equity, preferred stock and company obligated mandatorily redeemable preferred securities of subsidiary trusts.

(7) Tangible shareholders' equity consists of total shareholders' equity, excluding unrealized gains and losses on investments, less acquired intangibles and goodwill. Tangible managed assets represents total managed assets less acquired intangibles and goodwill.

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A Broad, Customer-Responsive Product Line

Consumer Lending

Under HFC and Beneficial, the two oldest and most recognized names in consumer finance in the United States, Household provides a wide variety of real estate secured, unsecured and personal homeowner loans and lines of credit tailored to the borrowing needs and situations of average, working Americans. Beneficial also provides sales finance contracts to customers of independent merchants in its local markets.

Through correspondent relationships, Household purchases and services residential real estate secured loans that do not fit conforming guidelines. Through a separate unit, Household also originates real estate secured loans which are sold to institutional investors.

In the United Kingdom, HFC Bank plc offers secured and unsecured consumer loans and credit lines under the HFC and Beneficial brands. In Canada, Household offers secured and unsecured consumer loans and credit lines under the HFC brand.

Credit Card Services

Household issues MasterCard* and Visa* credit cards with value-added features and benefits to customers in the United States and United Kingdom. Household also offers specialized credit card products to consumers underserved by traditional providers in the United States. Household's principal programs in the United States are serviced by Household Credit Services and include the GM Card® , which enables customers to earn discounts on the purchase or lease of a new GM vehicle, and the AFL-CIO's Union Privilege affinity card program, which provides benefits and services to members of 67 labor unions.

In the United Kingdom, Household's card programs are offered through HFC Bank plc and include the GM Card® from Vauxhall and the marbles™ card, one of Europe's first Internet-enabled credit cards, offering on-line approval and other customer services.

Retail Services

Household offers customized financing programs for national-scale merchants and manufacturers. Many of these merchants and manufacturers have widely recognized and respected brand names. Household's private label programs enable customers to finance purchases such as furniture, home and building products, consumer electronics, powersport vehicles and other goods. In the United States, private label programs are serviced by Household Retail Services USA. In the U.K. and Canada, retail services are offered through HFC Bank plc and HFC Retail Services, respectively.

Auto Finance

In the United States, Household Automotive Finance provides financing for the purchase of new and used vehicles for consumers who do not have access to traditional, prime-based lending sources.

Insurance Services

Household offers credit, specialty and other insurance products to its customers. Credit insurance products are offered in the United States and Canada through Household Insurance Group and in the United Kingdom through Hamilton Insurance and Hamilton Life Assurance.

Tax Services

Household Tax Masters offers tax refund anticipation loans to U.S. taxpayers based upon the amount of their Federal income tax refund. Tax refund loans can be made within 24 hours after Internal Revenue Service acceptance of a customer's electronically filed return.

*MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of Visa USA, Inc.

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PRODUCTS BY LEGAL ENTITY

HOUSEHOLD INTERNATIONAL INC .
HOUSEHOLD FINANCE CORPORATION	HOUSEHOLD BANK, F.S.B.	HOUSEHOLD GLOBAL FUNDING, INC.
CONSUMER LENDING	CONSUMER LENDING	UNITED KINGDOM: CONSUMER LENDING CREDIT CARD SERVICES RETAIL SERVICES
CREDIT CARD SERVICES	CREDIT CARD SERVICES	CANADA: CONSUMER LENDING RETAIL SERVICES
RETAIL SERVICES	RETAIL SERVICES
AUTO FINANCE	AUTO FINANCE
INSURANCE SERVICES	TAX SERVICES
TAX SERVICES

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FINANCIAL MANAGEMENT

To effectively manage capital, Household develops targets for its tangible equity to tangible managed assets ratio based on discussions with rating agencies, reviews of regulatory requirements and competitors' capital positions, credit loss reserve strength, risks inherent in the projected operating environment and acquisition objectives. It also specifically considers the level of intangibles arising from completed acquisitions. To protect debt investors, Household sets capital targets for each legal entity that raises funds. These targets include capital levels against both on-balance sheet assets and the off-balance sheet portfolio. Household's principal legal entities are Household International, Inc., Household Finance Corporation ("HFC"), Household Bank, f.s.b. ("the Bank") and Household Global Funding, Inc. ("Global").

Household actively manages its liquidity and capital resources. The parent company's main sources of funds are cash received from its subsidiaries in the form of dividends and intercompany borrowings. In addition, the parent receives cash from third parties by issuing debt, preferred equity and common stock. The parent company uses its available cash to service its debt, meet the capital needs of its subsidiaries, pay dividends on its preferred stock, and may pay dividends to its common stockholders.

Household allocates capital to its operating companies based on their earnings and capital needs. The main sources of cash for its subsidiaries are the collection of receivable balances; maturities or sales of investment securities; proceeds from the issuance of debt and deposits and from the securitization of receivables; capital contributions from the parent company; and cash provided by operations. Subsidiaries use cash to originate loans, purchase loans or investment securities or acquire businesses .

Household obtains most of its funding through wholesale markets and has the capacity to raise capital from wholesale sources in order to refinance maturing obligations and fund business growth.

Securitizations of consumer receivables have been, and will continue to be, a source of liquidity for Household. Household believes the market for securities issued by an investment grade issuer and backed by receivables is a reliable and cost-effective source of funds. During 2000 and 1999, excluding replenishments of prior securitizations, Household securitized approximately $7.0 billion and $5.2 billion, respectively, of receivables.

Household has a comprehensive program to address potential financial risks, including interest rate, counterparty and currency risk. The Finance Committee of its Board of Directors sets acceptable limits for each of these risks annually and reviews the limits semi-annually. Household generally funds its assets with liabilities that have similar interest rate features. This reduces structural interest rate risk. Household uses cash market borrowings, together with derivative instruments such as interest rate swaps and other interest rate instruments, to manage interest rate risk and does not use exotic or leveraged derivatives. The adoption of FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001 will not have a significant impact on Household's interest rate risk management strategy.

Debt Ratings
At December 31, 2000	Standard & Poor's Corporation	Moody's Investor Service	Fitch, Inc.
Household International, Inc.
Senior debt	A	A3	A
Commercial paper	A-1	P-2	F-1
Preferred stock	BBB+	baa1	A-

Household Finance Corporation
Senior debt	A	A2	A+
Senior subordinated debt	A-	A3	A
Commercial paper	A-1	P-1	F-1

Household Bank, f.s.b.
Senior debt	A	A2	A
Subordinated debt	A-	A3	A-
Certificates of deposit (long/short-term)	A/A-1	A2/P-1	A/F-1
Thrift notes	A-1	P-1	F-1

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CAPITAL STRUCTURE
Household International, Inc. and Subsidiaries
All dollar amounts are stated in millions.
At December 31, unless otherwise indicated.	2000	1999	1998	1997	1996
Consolidated Capital Structure
Deposits	$8,676.9	$4,980.0	$2,105.0	$2,344.2	$3,000.1
Commercial paper	9,371.5	8,822.2	7,713.2	9,064.7	9,114.1
Bank and other borrowings	1,416.4	1,955.6	2,204.7	1,601.4	1,483.3
Senior and senior subordinated debt
(with original maturities over one year)	45,053.0	34,887.3	30,438.6	23,736.2	23,433.1
Company obligated mandatorily redeemable
preferred securities of subsidiary trusts	675.0	375.0	375.0	175.0	175.0
Preferred stock	164.4	164.4	164.4	264.5	319.5
Common shareholders' equity	7,951.2	6,450.9	6,221.4	6,174.0	4,521.5
Total	$73,308.4	$57,635.4	$49,222.3	$43,360.0	$42,046.6
Maturity Distribution
Senior and senior subordinated debt
(with original maturities over one year)
Less than 1 year	$8,278.2	$6,571.2	$6,808.6	$4,627.5	$5,830.4
1-5 years	23,687.3	17,714.9	15,404.3	13,639.1	13,016.2
Over 5 years	13,087.5	10,601.2	8,225.7	5,469.6	4,586.5
Total	$45,053.0	$34,887.3	$30,438.6	$23,736.2	$23,433.1
Weighted-Average Interest Rates (1)
Deposits	6.2%	5.5%	5.7%	6.0%	5.2%
Commercial paper, bank and other borrowings	6.2	5.2	5.5	5.7	5.7
Senior and senior subordinated debt
(with original maturities over one year)	6.9	6.3	6.4	6.8	7.1
Composite	6.7	6.0	6.1	6.4	6.4
Key Financial Ratios
Debt to equity (2)	7.3:1	7.2:1	6.3:1	5.6:1	7.4:1
Ratio of earnings to fixed charges (3)	1.65:1	1.79:1	1.75:1	1.58:1	1.54:1
Equity to owned assets (2)	11.46%	11.51%	12.78%	14.13%	11.07%
Equity to managed assets (2)	9.07	8.72	9.31	9.28	7.58
Tangible equity to tangible managed assets (4)	7.41	6.96	7.11	6.92	6.20

All dollar amounts are stated in millions.
At December 31, 2000	Household	Other (5)	HFC	The Bank	Global
Consolidating Capital Structure
Debt:
Deposits	$8,676.9	$(451.2)	-	$7,416.1	$1,712.0
Commercial paper, bank and other borrowings	10,787.9	(500.9)	$8,829.4	1,374.2	1,085.2
Senior and senior subordinated debt
(with original maturities over one year)	45,053.0	184.9	40,575.9	1,120.5	3,171.7
Total debt	64,517.8	(767.2)	49,405.3	9,910.8	5,968.9
Company obligated mandatorily redeemable
preferred securities of subsidiary trusts	675.0	675.0	-	-	-
Preferred stock	164.4	164.4	-	-	-
Common shareholders' equity:
Common stock	551.1	530.1	-	1.4	19.6
Additional paid-in capital	1,926.0	(2,674.3)	3,503.3	529.7	567.3
Retained earnings	7,680.5	2,881.6	3,813.8	489.7	495.4
Accumulated other comprehensive income	(214.7)	(32.8)	32.1	-	(214.0)
Common stock in treasury	(1,991.7)	(1,991.7)	-	-	-
Total common shareholders' equity	7,951.2	(1,287.1)	7,349.2	1,020.8	868.3
Total debt and shareholders' equity	$73,308.4	$(1,214.9)	$56,754.5	$10,931.6	$6,837.2
(1) For the year. Includes the impact of interest - rate swap agreements.
(2) Equity includes common shareholders' equity, preferred stock and company obligated mandatorily redeemable preferred securities of subsidiary trusts.
(3) 1998 excludes merger and integration related costs of $751.0 million after-tax related to the Beneficial merger. Including these items, the ratio of earnings to fixed charges was 1.37:1.

(4) Tangible equity consists of total shareholders' equity, excluding unrealized gains and losses on investments, less acquired intangibles and goodwill. Tangible managed assets represent total managed assets less acquired intangibles and goodwill.

(5) Includes corporate, other Household subsidiaries and eliminations.

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2000 -KEY FINANCING TRANSACTIONS

Household International, Inc.

  In June, a wholly-owned special purpose trust subsidiary issued $300 million of company obligated mandatorily redeemable preferred securities (representing the minority interest in the trust) increasing Household's total of such issuances to $675 million.

  On February 7, Household purchased all of the outstanding capital stock of Renaissance Holdings, Inc. ("Renaissance"), a privately held issuer of credit cards to non-prime customers, for approximately $300 million in common stock and cash. The acquisition provided Household with an established platform for growing the non-prime credit card business and an ability to expand product offerings to customers and prospects in other businesses.

  Repurchased 5.4 million shares under Household's $2 billion share repurchase program for a total of $209.3 million. Offsetting these repurchases were issuances totaling approximately $325 million for employee benefit plans and the Renaissance acquisition. Since inception of the program, Household has repurchased a total of 22.2 million shares for $922.2 million.

Household Finance Corporation

  Issued domestic medium-term notes of $9.9 billion.
  Issued U.S. dollar, global long-term debt of $4.8 billion. The weighted-average maturity of the total debt issued was 6.98 years.
  Issued $2.1 billion of debt in foreign markets, including Euro-denominated debt and HFC's first Japanese and Australian issuances.
  Is an active seller of commercial paper through an in-house sales force. Commercial paper outstanding at year - end was $8.7 billion.
  Securitized approximately $2.0 billion of other unsecured receivables, $1.9 billion of auto finance loans, $1.4 billion of MasterCard and Visa receivables and $.5 billion of private label receivables.

Household Bank, f.s.b.

  Issued $3.2 billion in retail CD's.
  In October, its subsidiary bank sold $6.7 billion in managed GM receivables to HFC.

Household Global Funding, Inc.

  Household Financial Corporation Limited, Household's Canadian subsidiary, had $360.9 million in commercial paper outstanding at year - end.
  HFC Bank plc, Household's United Kingdom subsidiary, securitized about $600 million of other unsecured receivables.

KEY GUARANTEES AND OTHER CREDIT SUPPORT

Household International, Inc.

Guarantees payment of the debt obligations of :

  Household Financial Corporation Limited, Household's Canadian subsidiary, issued prior to March 1, 1999.
  Household International (U.K.) Limited, HFC Bank plc and Household International Netherlands, B.V., Household's United Kingdom subsidiaries, issued prior to March 1, 1999.
  Household Capital Trust III.

Guarantees payment of the trust preferred securities issued by Household Capital Trust I, II, IV and V.

Household Finance Corporation

Guarantees the payment of debt obligations of:

  Beneficial Corporation.
  Household Bank (Nevada), N.A.'s Euro-medium term note program.
  Household Financial Corporation Limited, Household's Canadian subsidiary, issued after March 1, 1999.
  Household International (U.K.) Limited, HFC Bank plc and Household International Netherlands, B.V, Household's United Kingdom subsidiaries, issued after March 1, 1999.

Household International, Inc. and Household Finance Corporation

  Have a Regulatory Capital Maintenance/Dividend Agreement with the Office of Thrift Supervision pertaining to Household Bank f.s.b.

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DEBT ISSUERS

HOUSEHOLD INTERNATIONAL, INC.
Ratings 1 A/A3/A
HOUSEHOLD FINANCE CORPORATION
Ratings 1 A/A2/A+
RENAISSANCE CREDIT SERVICES, INC 3
HOUSEHOLD GLOBAL FUNDING, INC.
Holding Company, no debt
Household Bank (Nevada), N.A.
Ratings 1 A/A2/A+
Guaranteed by: HFC
Beneficial Corporation
Ratings 1 A/A2/A+
Guaranteed by: HFC
Household Bank, f.s.b.
Ratings 1 A/A2/A
Supported by capital maintenance agreement from HI and HFC
Household Financial Corporation Limited (Canada)
Ratings 1 A/A2/A+
Guaranteed by: HI or HFC 2
Household International U.K.
Holding Company no debt
HFC Bank plc
Ratings 1 A/A2/A+
Guaranteed by: HI or HFC 2
Household International Netherlands, B.V.
Guaranteed by: HI or HFC 2

[1] Senior debt ratings by Standard & Poor's Corporation/ Moody's Investor Service/Fitch,k Inc. See page 6 for additional debt and preferred stock ratings.
[2] Debt issued prior to March 1, 1999 is guaranteed by HI. Subsequent issuances are guaranteed by HFC, for a fee. HI also receives a fee for guaranteeing the debt of HFC Bank plc.
[3] Renaissance Credit Services, Inc. became the parent of Household Bank, f.s.b. in connection with the acquisition of Renaissance Holdings, Inc.

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CONSOLIDATING FINANCIAL STATEMENTS
In millions.
Year ended December 31, 2000	Household	Other (1)	HFC	The Bank	Global
CONSOLIDATING STATEMENT OF INCOME
Finance income	$8,660.3	$5.1	$6,438.3	$1,364.9	$852.0
Other interest income	34.0	(60.1)	58.0	16.3	19.8
Interest expense	3,928.9	29.1	2,895.2	600.5	404.1
Net interest margin	4,765.4	(84.1)	3,601.1	780.7	467.7
Provision for credit losses on owned receivables	2,116.9	(36.9)	1,564.2	409.0	180.6
Net interest margin after provision for credit losses	2,648.5	(47.2)	2,036.9	371.7	287.1
Securitization revenue	1,476.6	114.2	932.8	303.2	126.4
Insurance revenue	561.2	-	394.8	-	166.4
Investment income	174.2	0.1	159.0	-	15.1
Fee income	825.8	(41.9)	361.0	429.7	61.0
Other income	228.8	(19.1)	108.5	115.6	39.8
Total other revenues	3,266.6	53.3	1,956.1	848.5	408.7
Salaries and fringe benefits	1,312.1	200.5	955.5	5.9	150.2
Sales incentives	203.6	-	193.5	-	10.1
Other operating expenses	1,527.2	(80.8)	784.6	650.5	172.9
Policyholders' benefits	261.7	0.1	231.7	-	29.9
Total costs and expenses	3,304.6	119.8	2,165.3	656.4	363.1
Income before income taxes	2,610.5	(113.7)	1,827.7	563.8	332.7
Income taxes	909.8	(43.9)	642.2	212.1	99.4
Net income	$1,700.7	$(69.8)	$1,185.5	$351.7	$233.3
(1) Includes corporate expenses, other Household subsidiaries and eliminations.

In millions.
At December 31, 2000	Household	Other (1)	HFC	The Bank	Global
Consolidating Balance Sheet
Assets
Cash	$490.2	$(376.7)	$269.5	$523.9	$73.5
Investment securities	3,259.0	(771.1)	3,217.4	52.1	760.6
Receivables, net	67,161.7	4.6	50,498.5	10,255.5	6,403.1
Acquired intangibles and goodwill, net	1,705.7	262.5	1,426.0	-	17.2
Properties and equipment, net	517.6	41.2	368.0	5.9	102.5
Real estate owned	337.1	-	332.1	1.4	3.6
Other assets	3,235.0	21.0	2,479.6	268.9	465.5
Total assets	$76,706.3	$(818.5)	$58,591.1	$11,107.7	$7,826.0
Liabilities and Shareholders' Equity
Debt	$64,517.8	$(767.2)	$49,405.3	$9,910.8	$5,968.9
Insurance policy and claim reserves	1,106.6	-	891.8	-	214.8
Other liabilities	2,291.3	396.4	944.8	176.1	774.0
Total liabilities	67,915.7	(370.8)	51,241.9	10,086.9	6,957.7
Company obligated mandatorily redeemable preferred securities of subidiary trusts	675.0	675.0	-	-	-
Preferred stock	164.4	164.4	-	-	-
Common shareholders' equity	7,951.2	(1,287.1)	7,349.2	1,020.8	868.3
Total liabilities and shareholders' equity	$76,706.3	$(818.5)	$58,591.1	$11,107.7	$7,826.0
(1) Includes corporate, other Household subsidiaries and eliminations.

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CONSOLIDATING RECEIVABLES
In millions.
At December 31, 2000	Household	Other (1)	HFC	The Bank	Global
Owned Receivables
Real estate secured	$35,179.7	$(10.5)	$30,147.9	$3,782.6	$1,259.7
Auto finance	1,850.6	-	1,643.0	207.6	-
MasterCard/Visa	8,053.6	(31.7)	4,495.0	1,383.6	2,206.7
Private label	10,347.3	38.9	4,588.1	4,044.5	1,675.8
Other unsecured	11,328.1	8.4	8,887.2	1,054.8	1,377.7
Commercial and other	598.6	-	508.1	88.1	2.4
Total owned receivables	67,357.9	5.1	50,269.3	10,561.2	6,522.3
Accrued finance charges	1,302.6	5.5	1,095.9	94.6	106.6
Credit loss reserve for owned receivables	(2,111.9)	35.6	(1,603.9)	(400.3)	(143.3)
Unearned credit insurance premiums
and claims reserves	(725.2)	-	(622.3)	-	(102.9)
Amounts due and deferred from receivables sales	2,420.6	(41.6)	2,360.9	-	101.3
Reserve for receivables serviced with
limited recourse	(1,082.3)	-	(1,001.4)	-	(80.9)
Total owned receivables, net	67,161.7	4.6	50,498.5	10,255.5	6,403.1
Receivables Serviced with Limited Recourse
Real estate secured	1,457.8	-	1,457.8	-	-
Auto finance	2,712.7	-	2,712.7	-	-
MasterCard/Visa	9,529.8	-	9,311.7	-	218.1
Private label	1,650.0	-	1,650.0	-	-
Other unsecured	4,899.2	-	3,791.1	-	1,108.1
Total receivables serviced with limited recourse	20,249.5	-	18,923.3	-	1,326.2
Total managed receivables, net	$87,411.2	$4.6	$69,421.8	$10,255.5	$7,729.3

At December 31, 2000	Total	Consumer Lending	Auto Finance	Retail Services	Credit Card Services
MANAGED DOMESTIC CONSUMER RECEIVABLES BY GEOGRAPHIC AREA
California	16%	17%	15%	14%	13%
Midwest	22	21	16	20	27
Mid Atlantic	14	15	14	11	14
Northeast	11	11	3	10	15
Southeast	18	17	30	24	13
West, excluding California	8	10	3	6	7
Southwest	11	9	19	15	11
Total	100%	100%	100%	100%	100%
(1) Includes corporate, other Household subsidiaries and eliminations.

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2000 QUARTERLY INCOME DATA

Securitizations of consumer receivables have been, and will continue to be, a source of liquidity. Household continues to service securitized receivables after they have been sold and retains a limited recourse liability for future credit losses. Revenues and credit-related expenses related to the off-balance sheet portfolio are included in one line item in the owned statements of income. Specifically, Household reports net interest margin, provision for credit losses, fee income, and securitization related revenue as a net amount in securitization revenue.

Household monitors its operations on a managed basis as well as on the owned basis shown in its statements of income. The pro forma managed income statement assumes that the securitized receivables have not been sold and are still on the balance sheet. Consequently, the income and expense items discussed above are reclassified from securitization revenue into the appropriate caption in the pro forma managed basis income statement as if the receivables had not been securitized. Household's pro forma managed basis income statement is not intended to reflect the differences between accounting policies for owned receivables and the off-balance sheet portfolio, but merely to report net interest margin, fees and provision for losses as if the securitized loans were held in portfolio. Therefore, net income on a pro forma managed basis equals net income on an owned basis.
All dollar amounts except per share data are stated in millions.	Full Year	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Pro Forma Managed Statements of Income
Finance and other interest income	$11,702.7	$3,183.5	$3,033.9	$2,839.6	$2,645.7
Interest expense	5,212.7	1,457.1	1,390.6	1,244.8	1,120.2
Net interest margin	6,490.0	1,726.4	1,643.3	1,594.8	1,525.5
Provision for credit losses	3,252.4	917.0	774.9	744.3	816.2
Net interest margin after provision for credit losses	3,237.6	809.4	868.4	850.5	709.3
Insurance revenue	561.2	147.7	146.7	131.8	135.0
Investment income	174.2	47.0	43.9	42.5	40.8
Fee income	1,470.4	404.0	380.3	353.3	332.8
Securitization related revenue	242.9	139.5	36.2	2.5	64.7
Other income	228.8	33.5	30.1	31.9	133.3
Total other revenues	2,677.5	771.7	637.2	562.0	706.6
Salaries and fringe benefits	1,312.1	355.5	333.0	321.5	302.1
Sales incentives	203.6	50.3	53.1	57.4	42.8
Occupancy and equipment expense	306.6	77.1	78.4	75.6	75.5
Other marketing expenses	470.9	104.3	108.2	125.3	133.1
Other servicing and administrative expenses	589.7	122.8	136.0	144.1	186.8
Amortization of acquired intangibles and goodwill	160.0	38.9	39.0	38.9	43.2
Policyholders' benefits	261.7	63.4	67.1	64.3	66.9
Total costs and expenses	3,304.6	812.3	814.8	827.1	850.4
Income before income taxes	2,610.5	768.8	690.8	585.4	565.5
Income taxes	909.8	276.1	239.6	201.5	192.6
Net income	$1,700.7	$492.7	$451.2	$383.9	$372.9
Average Managed Receivables:
Real estate secured	$32,530.2	$35,934.4	$34,617.3	$31,912.0	$27,657.1
Auto finance	3,842.3	4,455.4	4,116.9	3,602.6	3,194.4
MasterCard/Visa	16,111.2	16,833.7	16,193.1	15,748.2	15,669.8
Private label	11,194.2	11,552.4	11,088.1	10,964.8	11,171.5
Other unsecured	14,760.8	15,880.1	15,123.7	14,154.5	13,885.0
Commercial and other	693.5	620.0	664.3	719.5	770.0
Total	79,132.2	85,276.0	81,803.4	77,101.6	72,347.8
Average noninsurance investments	539.3	464.9	471.4	563.0	657.9
Other interest-earning assets	434.1	442.5	436.7	431.2	426.0
Average managed interest-earning assets	$80,105.6	$86,183.4	$82,711.5	$78,095.8	$73,431.7
Other Quarterly Data
Basic earnings per common share	$3.59	$1.05	$.95	$.80	$.79
Diluted earnings per common share	3.55	1.03	.94	.80	.78
Dividends declared per common share	.74	.19	.19	.19	.17
Book value per common share	16.88	16.88	16.00	15.28	14.78
Return on average managed assets	1.93%	2.09%	1.98%	1.78%	1.82
Managed net interest margin	8.10	8.01	7.95	8.17	8.31
Managed basis efficiency ratio	34.2	30.8	33.8	36.5	36.2
Risk adjusted revenue	7.55	7.60	7.45	7.37	7.82

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1999 QUARTERLY INCOME DATA
All dollar amounts except per share data are stated in millions.	Full Year	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
Pro Forma Managed Statements of Income
Finance and other interest income	$9,375.7	$2,525.1	$2,368.2	$2,273.1	$2,209.3
Interest expense	3,836.5	1,055.1	958.3	908.9	914.2
Net interest margin	5,539.2	1,470.0	1,409.9	1,364.2	1,295.1
Provision for credit losses	2,781.8	738.1	741.1	631.1	671.5
Net interest margin after provision for credit losses	2,757.4	731.9	668.8	733.1	623.6
Insurance revenue	534.6	129.2	130.6	132.6	142.2
Investment income	168.8	40.8	45.0	41.8	41.2
Fee income	1,205.5	344.4	309.8	282.9	268.4
Securitization related revenue (expense)	116.0	61.5	95.9	(45.8)	4.4
Other income	223.8	43.8	32.4	38.4	109.2
Total other revenues	2,248.7	619.7	613.7	449.9	565.4
Salaries and fringe benefits	1,048.7	270.2	262.6	262.0	253.9
Sales incentives	145.9	37.0	42.1	36.6	30.2
Occupancy and equipment expense	270.9	70.9	66.6	66.6	66.8
Other marketing expenses	370.0	106.0	91.5	84.0	88.5
Other servicing and administrative expenses	547.9	114.5	128.5	142.3	162.6
Amortization of acquired intangibles and goodwill	143.9	36.1	35.5	36.0	36.3
Policyholders' benefits	258.1	59.1	61.0	69.4	68.6
Total costs and expenses	2,785.4	693.8	687.8	696.9	706.9
Income before income taxes	2,220.7	657.8	594.7	486.1	482.1
Income taxes	734.3	219.0	194.8	159.2	161.3
Net income	$1,486.4	$438.8	$399.9	$326.9	$320.8
Average Managed Receivables:
Real estate secured	$24,574.5	$26,436.8	$24,702.2	$23,994.1	$23,165.0
Auto finance	2,370.4	2,866.4	2,532.3	2,192.5	1,890.3
MasterCard/Visa	15,295.7	15,198.3	15,021.5	15,104.6	15,858.4
Private label	10,255.9	10,800.6	10,109.9	9,928.5	10,184.5
Other unsecured	13,008.6	13,732.7	13,255.6	12,867.6	12,178.6
Commercial and other	809.6	820.9	802.1	793.6	821.9
Total	66,314.7	69,855.7	66,423.6	64,880.9	64,098.7
Average noninsurance investments	558.6	692.5	607.6	376.5	557.6
Other interest-earning assets	416.4	421.6	418.0	420.6	405.5
Average managed interest-earning assets	$67,289.7	$70,969.8	$67,449.2	$65,678.0	$65,061.8
Other Quarterly Data
Basic earnings per common share	$3.10	$.93	$.84	$.67	$.66
Diluted earnings per common share	3.07	.92	.83	.67	.65
Dividends declared per common share	.68	.17	.17	.17	.17
Book value per common share	13.79	13.79	13.26	13.02	12.92
Return on average managed assets	1.99%	2.25%	2.14%	1.78%	1.75
Managed net interest margin	8.23	8.29	8.36	8.31	7.96
Managed basis efficiency ratio	33.6	31.3	31.9	36.0	35.6
Risk adjusted revenue	7.37	7.57	7.41	7.31	7.15

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PARENT COMPANY
In millions.
Year ended December 31	2000	1999	1998		1997	1996
CONDENSED STATEMENTS OF INCOME
Revenues:
Equity in earnings of subsidiaries	$1,747.9	$1,521.4	$546.3	(1)	$970.9	$877.1
Other income	34.6	32.5	24.6		26.3	24.4
Total income	1,782.5	1,553.9	570.9		997.2	901.5
Costs and expenses:
Administrative	72.7	62.8	49.2		59.0	99.1
Interest	61.3	50.6	45.2		37.9	28.9
Total expenses	134.0	113.4	94.4		96.9	128.0
Income before income tax benefit	1,648.5	1,440.5	476.5		900.3	773.5
Income tax benefit	52.2	45.9	47.6		40.0	46.1
Net income	$1,700.7	$1,486.4	$524.1	(1)	$940.3	$819.6
(1) Includes merger and integration related costs of $751.0 million after-tax related to the Beneficial merger and the $118.5 million after-tax gain on the sale of Beneficial's Canadian operations.

In millions.
At December 31	2000	1999	1998		1997	1996
CONDENSED BALANCE SHEETS
Assets
Cash	-	$2.2	$2.1		$2.1	$1.7
Investment in and advances to subsidiaries	$9,034.7	7,400.7	7,142.2		7,015.7	5,334.5
Other assets	604.9	533.7	473.7		412.9	396.5
Total assets	$9,639.6	$7,936.6	$7,618.0		$7,430.7	$5,732.7
Liabilities and Shareholders' Equity
Commercial paper and bank borrowings	$292.3	$397.7	$315.6		$281.5	$203.3
Senior debt (with original maturities over one year)	185.0	185.6	189.7		189.7	189.7
Other liabilities	371.7	363.0	351.9		346.0	323.7
Total liabilities	849.0	946.3	857.2		817.2	716.7
Company obligated mandatorily redeemable
preferred securities of subsidiary trusts	675.0	375.0	375.0		175.0	175.0
Preferred stock	164.4	164.4	164.4		264.5	319.5
Common shareholders' equity	7,951.2	6,450.9	6,221.4		6,174.0	4,521.5
Total liabilities and shareholders' equity	$9,639.6	$7,936.6	$7,618.0		$7,430.7	$5,732.7

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PARENT COMPANY
In millions.
Year ended December 31	2000	1999	1998	1997	1996
CONDENSED STATEMENTS OF CASH FLOWS
Cash provided by operations:
Net income	$1,700.7	$1,486.4	$524.1	$940.3	$819.6
Adjustments to reconcile net income to net cash provided by (used in) operations:
Equity in earnings of subsidiaries	(1,747.9)	(1,521.4)	(546.3)	(970.9)	(877.1)
Other operating activities	(10.5)	(11.6)	193.8	53.5	367.1
Cash provided by (used in) operations	(57.7)	(46.6)	171.6	22.9	309.6
Investment in operations:
Dividends from subsidiaries	648.0	1,160.5	1,067.3	313.1	265.0
Dividends from pooled affiliate	-	-	75.4	200.7	110.5
Investment in and advances to (from) subsidiaries, net	(282.5)	8.7	(709.3)	(1,047.7)	(322.0)
Other investing activities	(.8)	2.5	1.9	2.1	(9.4)
Cash increase (decrease) from investment in operations	364.7	1,171.7	435.3	(531.8)	44.1
Financing and capital transactions:
Net increase (decrease) in commercial paper and bank borrowings	(105.4)	82.1	34.1	78.2	(83.2)
Net decrease in senior debt	-	(4.1)	-	-	(60.1)
Shareholders' dividends	(358.9)	(332.1)	(256.5)	(186.5)	(163.6)
Shareholders' dividends - pooled affiliate	-	-	(61.8)	(115.5)	(105.3)
Issuance of company obligated mandatorily redeemable preferred
securities of subsidiary trusts	300.0	-	200.0	-	100.0
Purchase of treasury stock	(209.3)	(915.9)	(412.0)	(155.7)	(56.7)
Treasury stock activity - pooled affiliate	-	-	(11.4)	(80.0)	-
Issuance (redemption) of common and preferred stock, net	64.4	45.0	(99.3)	968.8	16.6
Cash increase (decrease) from financing and capital transactions	(309.2)	(1,125.0)	(606.9)	509.3	(352.3)
Increase (decrease) in cash	(2.2)	.1	-	.4	1.4
Cash at January 1	2.2	2.1	2.1	1.7	.3
Cash at December 31	$-	$2.2	$2.1	$2.1	$1.7

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Household Finance Corporation

Household Finance Corporation ("HFC") is Household's oldest and largest legal entity. Its principal products include:

  Real estate secured and unsecured consumer loans through HFC and Beneficial branch offices.
  Real estate secured loans originated through correspondent relationships.
  MasterCard and Visa credit cards serviced by Household Credit Services.
  Private label credit cards serviced by Household Retail Services USA.
  Auto finance loans, primarily for used vehicles, through Household Automotive Finance.
  Credit life insurance products through Household Insurance Group.

Refund anticipation loans, through Household Tax Masters, to customers entitled to federal income tax refunds.

HFC obtains the majority of its funding through wholesale markets. With $8.7 billion outstanding in commercial paper and $40.7 billion outstanding in total other debt, HFC is a familiar and accepted name in commercial paper and debt markets worldwide.

HFC's commercial paper is sold directly to over 300 investors through an in-house sales force. HFC also markets medium-term notes through investment banks and its in-house sales force. During 2000, HFC issued $9.9 billion of domestic medium-term notes. In addition, HFC issued $4.8 billion of U.S. dollar denominated, global long-term debt with a weighted-average maturity of 6.98 years and $2.1 billion of debt in foreign markets. In 2000, HFC also securitized consumer receivables totaling $5.8 billion.

HFC purchased real estate secured portfolios of $2.2 billion in the first quarter of 2000 and $1.5 billion in the second quarter. On October 1, 2000, HFC acquired $6.7 billion in managed GM Card® receivables, at fair market value, from Household Bank (SB) N.A., ("SB"), a subsidiary of the Bank. SB remains the designated issuer of the GM Card® under a written contractual agreement with Household. HFC periodically acquires additional GM Card® receivables from SB.

On June 30, 1998, Household merged with Beneficial, a consumer finance company. Upon completion of the merger, substantially all of the net assets of Beneficial were contributed to HFC. The merger was accounted for as a pooling of interests and, therefore, the financial statements were restated to include Beneficial in all periods prior to the merger. In connection with the merger, HFC recorded pre-tax merger and integration related costs of approximately $1 billion ($751 million after-tax) which have been reflected in the statement of income in total costs and expenses.

In 1998, HFC's wholly-owned subsidiary, Beneficial, had foreign subsidiaries in the United Kingdom, Canada and Germany. Prior to the merger, Beneficial sold its German and Canadian operations. In 1997, Beneficial announced its intent to sell the German operations and recorded an after-tax loss of about $27.8 million after consideration of a $31 million tax benefit. The sale was completed in April 1998. During the first quarter of 1998, Beneficial sold its Canadian operations, resulting in an after-tax gain of approximately $118.5 million. Operating results from Beneficial's German and Canadian subsidiaries are included in HFC's results prior to their respective sale dates.

Additionally, Beneficial's United Kingdom operations were merged with and into Global on December 22, 1998, effective June 30, 1998. In accordance with the guidance established for mergers involving affiliates under common control, the operating results of Beneficial's United Kingdom subsidiary are excluded from HFC's results subsequent to June 30, 1998.

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HOUSEHOLD FINANCE CORPORATION

Operating Net Income
Millions of Dollars
1,200
900
600
300
0
650
767
937
1,020
1,186
1996
1997
1998*
1999
2000

Return on Average Managed Assets
Percent
2.00
1.75
1.50
1.25
1.00
1.39
1.42
1.64
1.78
1.77
1996
1997
1998*
1999
2000

Managed Net Interest Margin
Percent
8.50
8.25
8.00
7.75
7.50
7.95
8.03
8.09
8.42
8.29
1996
1997
1998
1999
2000

Managed Receivables By Product
Auto Finance 6.3%
Commercial and Other .7%
Private Label 9.0%
Other Unsecured 18.5%
Real Estate Secured 45.7%
MasterCard/Visa

Managed Funding Mix
Commercial Paper, Bank & Other Borrowings 12.9%
Senior & Subordinated Debt 59.4%
Securitizations 27.7%

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HOUSEHOLD FINANCE CORPORATION
All dollar amounts are stated in millions.	2000	1999	1998	1997	1996
FINANCIAL HIGHLIGHTS
Statement of Income Data - Year Ended December 31
Net interest margin and other revenues	$5,557.2	$4,940.4	$4,918.4	$4,949.5	$4,247.5
Gain on sale of Beneficial Canada	-	-	189.4	-	-
Provision for credit losses on owned receivables	1,564.2	1,407.4	1,253.1	1,252.1	907.4
Operating expenses	1,933.6	1,737.6	1,980.4	2,301.8	2,045.2
Policyholders' benefits	231.7	224.7	207.6	236.6	286.8
Merger and integration related costs	-	-	1,000.0	-	-
Income taxes	642.2	550.8	361.8	391.9	358.1
Net income	$1,185.5	$1,019.9	$304.9	$767.1	$650.0
Operating net income (1)	$1,185.5	$1,019.9	$937.4	$767.1	$650.0
Balance Sheet Data at December 31
Total assets	$58,591.1	$46,815.2	$42,363.0	$39,448.9	$36,324.9
Receivables: (2)
Owned	$50,269.3	$38,250.1	$34,446.0	$32,383.3	$30,467.3
Serviced with limited recourse	18,923.3	12,711.8	12,699.2	18,043.0	14,834.2
Managed receivables	$69,192.6	$50,961.9	$47,145.2	$50,426.3	$45,301.5
Commercial paper	$8,721.3	$8,065.0	$7,074.8	$8,349.0	$8,520.6
Selected Financial Ratios
Return on average owned assets (1)	2.23%	2.25%	2.24%	2.01%	1.88%
Return on average managed assets (1)	1.77	1.78	1.64	1.42	1.39
Return on average common shareholder's equity (1)	18.06	17.50	15.59	15.39	16.84
Tangible equity to tangible managed assets (3)	7.75	7.64	7.69	7.21	6.87
Managed net interest margin	8.29	8.42	8.09	8.03	7.98
Managed consumer net chargeoff ratio	3.93	4.20	4.21	3.69	2.79
Commercial paper as a percent of total debt	17.7	20.6	21.0	27.0	29.0
Debt to equity	6.7:1	6.6:1	5.9:1	5.3:1	6.7:1
U.S. Branches at December 31	1,413	1,378	1,377	1,663	1,498

(1) 1998 excludes merger and integration related costs of $751.0 million after-tax related to the Beneficial merger and the $118.5 million after tax gain on the sale of Beneficial's Canadian operations. Including the merger and integration related costs and the gain on sale of Beneficial's Canadian operations, the return on average owned assets was .73 percent, the return on average managed assets was .53 percent and the return on average common shareholder's equity was 5.1 percent.

(2) Excludes reserves, accrued finance charges and amounts due and deferred from sales of receivables.

(3) Tangible equity consists of total shareholders' equity, excluding unrealized gains and losses on investments, less acquired intangibles and goodwill. Tangible managed assets represent total managed assets less acquired intangibles and goodwill

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HOUSEHOLD FINANCE CORPORATION
In millions.
Year ended December 31	2000	1999	1998	1997	1996
STATEMENTS OF INCOME
Finance income	$6,438.3	$5,139.8	$4,581.4	$4,205.1	$3,913.8
Other interest income	58.0	67.3	36.5	35.1	48.6
Interest expense	2,895.2	2,152.7	1,995.5	1,853.5	1,723.9
Net interest margin	3,601.1	3,054.4	2,622.4	2,386.7	2,238.5
Provision for credit losses on owned receivables	1,564.2	1,407.4	1,253.1	1,252.1	907.4
Net interest margin after provision for credit losses	2,036.9	1,647.0	1,369.3	1,134.6	1,331.1
Securitization revenue	932.8	794.9	1,058.5	1,232.0	912.4
Insurance revenue	394.8	357.7	352.9	352.9	336.6
Investment income	159.0	154.4	146.7	152.6	212.7
Fee income	361.0	414.1	498.7	514.8	290.3
Other income	108.5	164.9	239.2	310.5	257.0
Gain on sale of Beneficial Canada	-	-	189.4	-	-
Total other revenues	1,956.1	1,886.0	2,485.4	2,562.8	2,009.0
Salaries, sales incentives and fringe benefits	1,149.0	964.9	921.7	925.3	805.4
Other operating expenses	637.6	629.4	889.9	1,233.1	1,118.7
Amortization of acquired intangibles and goodwill	147.0	143.3	168.8	143.4	121.1
Policyholders' benefits	231.7	224.7	207.6	236.6	286.8
Merger and integration related costs (1)	-	-	1,000.0	-	-
Total costs and expenses	2,165.3	1,962.3	3,188.0	2,538.4	2,332.0
Income before income taxes	1,827.7	1,570.7	666.7	1,159.0	1,008.1
Income taxes	642.2	550.8	361.8	391.9	358.1
Net income	$1,185.5	$1,019.9	$304.9	$767.1	$650.0
(1) On June 30, 1998, Household merged with Beneficial. In connection with the merger, HFC recorded pretax merger and integration related costs of approximately $1 billion ($751 million after-tax).

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HOUSEHOLD FINANCE CORPORATION
In millions.
At December 31	2000	1999	1998	1997	1996
BALANCE SHEETS
Assets
Cash	$269.5	$1,487.2	$428.4	$545.3	$508.1
Investment securities	3,217.4	2,257.2	2,944.4	2,336.8	2,281.0
Receivables, net	50,498.5	38,187.6	34,283.2	32,152.5	30,335.0
Advances to parent company and affiliates	504.6	691.8	494.0	10.5	-
Acquired intangibles and goodwill, net	1,426.0	1,572.9	1,682.7	1,777.9	952.8
Properties and equipment, net	368.0	360.3	376.9	464.8	473.6
Real estate owned	332.1	266.6	235.1	187.8	212.3
Other assets	1,975.0	1,991.6	1,918.3	1,973.3	1,562.1
Total assets	$58,591.1	$46,815.2	$42,363.0	$39,448.9	$36,324.9
Liabilities and Shareholder's Equity
Debt:
Commercial paper, bank and other borrowings	$8,829.4	$8,780.2	$7,143.1	$10,102.4	$10,027.8
Senior and senior subordinated debt (with
original maturities over one year)	40,575.9	30,383.6	27,186.1	20,909.2	19,279.4
Total debt	49,405.3	39,163.8	34,329.2	31,011.6	29,307.2
Insurance policy and claim reserves	891.8	1,077.2	1,076.2	1,182.3	1,183.2
Other liabilities	944.8	643.0	1,147.2	1,451.3	1,446.9
Total liabilities	51,241.9	40,884.0	36,552.6	33,645.2	31,937.3
Common shareholder's equity	7,349.2	5,931.2	5,810.4	5,803.7	4,387.6
Total liabilities and shareholder's equity	$58,591.1	$46,815.2	$42,363.0	$39,448.9	$36,324.9

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HOUSEHOLD FINANCE CORPORATION
All dollar amounts are stated in millions.
At December 31	2000	1999	1998	1997	1996
RECEIVABLES ANALYSIS
Owned receivables	$50,269.3	$38,250.1	$34,446.0	$32,383.3	$30,467.3
Accrued finance charges	1,095.9	698.0	470.8	400.1	371.5
Credit loss reserve for owned receivables	(1,603.9)	(1,470.7)	(1,448.9)	(1,417.5)	(1,169.7)
Unearned credit insurance premiums and claims reserves	(622.3)	(479.4)	(410.6)	(344.2)	(279.8)
Amounts due and deferred from receivables sales	2,360.9	1,927.0	1,882.3	1,838.6	1,521.9
Reserve for receivables serviced with limited recourse	(1,001.4)	(737.4)	(656.4)	(707.8)	(576.2)
Total owned receivables, net	50,498.5	38,187.6	34,283.2	32,152.5	30,335.0
Receivables serviced with limited recourse	18,923.3	12,711.8	12,699.2	18,043.0	14,834.2
Total managed receivables, net	$69,421.8	$50,899.4	$46,982.4	$50,195.5	$45,169.2
Managed Portfolio
Real estate secured	$31,605.7	$23,503.3	$20,796.1	$18,844.7	$15,063.5
Auto finance (1)	4,355.7	3,031.8	1,765.3	872.4	-
MasterCard/Visa	13,806.7	6,567.2	7,203.0	11,828.1	12,143.2
Private label (2)	6,238.1	6,497.5	7,852.9	9,064.2	8,989.5
Other unsecured	12,678.3	10,686.8	8,845.8	8,879.1	8,113.2
Commercial and other	508.1	675.3	682.1	937.8	992.1
Total	$69,192.6	$50,961.9	$47,145.2	$50,426.3	$45,301.5
RECEIVABLES BY PRODUCT - AS A PERCENT OF TOTAL MANAGED PORTFOLIO
Real estate secured	45.7%	46.1%	44.1%	37.4%	33.3%
Auto finance (1)	6.3	6.0	3.7	1.7	-
MasterCard/Visa	20.0	12.9	15.3	23.4	26.8
Private label (2)	9.0	12.7	16.7	18.0	19.8
Other unsecured	18.3	21.0	18.8	17.6	17.9
Commercial and other	.7	1.3	1.4	1.9	2.2
Total	100%	100%	100%	100%	100%
(1) Prior to the fourth quarter of 1997, auto finance receivables were not significant and were included in other unsecured receivables.
(2) Beginning in late 1998, the Bank began originating substantially all private label receivables generated from new merchant relationships.
Although HFC subsequently purchases a portion of these receivables from the Bank, this change has resulted in an overall decrease in private label receivables.

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HOUSEHOLD FINANCE CORPORATION
All dollar amounts are stated in millions.
At December 31	2000	1999	1998	1997	1996
AVERAGES - YEAR ENDED DECEMBER 31
Assets	$53,156.8	$45,419.8	$41,835.6	$38,223.1	$34,815.1
Owned receivables	44,604.4	36,977.7	34,037.8	31,422.2	28,110.9
Receivables serviced with limited recourse	13,687.6	11,952.3	15,253.0	15,802.9	12,059.5
Managed Portfolio
Real estate secured	$28,016.0	$22,581.3	$19,625.7	$16,929.1	$14,721.8
Auto finance (1)	3,744.3	2,369.0	1,259.8	274.7	-
MasterCard/Visa	8,265.7	6,498.0	10,437.8	11,598.4	9,401.5
Private label (2)	6,146.4	6,947.5	8,199.0	8,912.6	7,607.2
Other unsecured	11,539.0	9,879.8	9,020.0	8,485.8	7,276.5
Commercial and other	580.6	654.4	748.5	1,024.5	1,163.4
Total	$58,292.0	$48,930.0	$49,290.8	$47,225.1	$40,170.4
Equity	$6,528.0	$5,829.3	$6,013.4	$5,112.5	$4,079.7
(1) Prior to the fourth quarter of 1997, auto finance receivables were not significant and were included in other unsecured receivables.
(2) Beginning in late 1998, the Bank began originating substantially all private label receivables generated from new merchant relationships.
Although HFC subsequently purchases a portion of these receivables from the Bank, this change has resulted in an overall decrease in private label receivables.

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HOUSEHOLD FINANCE CORPORATION
All dollar amounts are stated in millions.
At December 31	2000	1999	1998	1997	1996
MANAGED RECEIVABLES
Owned Receivables
Real estate secured	$30,147.9	$21,229.7	$17,158.7	$12,806.1	$8,401.2
Auto finance (1)	1,643.0	1,225.5	805.0	476.5	-
MasterCard/Visa	4,495.0	2,956.8	3,805.5	5,052.4	7,099.7
Private label (2)	4,588.1	5,347.5	7,041.4	8,039.2	8,472.5
Other unsecured	8,887.2	6,815.3	4,953.3	5,071.3	5,501.8
Commercial	508.1	675.3	682.1	937.8	992.1
Total	50,269.3	38,250.1	34,446.0	32,383.3	30,467.3
Receivables Serviced With Limited Recourse
Real estate secured	1,457.8	2,273.6	3,637.4	6,038.6	6,662.3
Auto finance (1)	2,712.7	1,806.3	960.3	395.9	-
MasterCard/Visa	9,311.7	3,610.4	3,397.5	6,775.7	5,043.5
Private label	1,650.0	1,150.0	811.5	1,025.0	517.0
Other unsecured	3,791.1	3,871.5	3,892.5	3,807.8	2,611.4
Total	18,923.3	12,711.8	12,699.2	18,043.0	14,834.2
Total managed receivables	$69,192.6	$50,961.9	$47,145.2	$50,426.3	$45,301.5
RECEIVABLES BY PRODUCT - AS A PERCENT OF TOTAL MANAGED PORTFOLIO
Owned Receivables
Real estate secured	43.7%	41.6%	36.5%	25.4%	18.5%
Auto finance (1)	2.4	2.4	1.7	.9	-
MasterCard/Visa	6.5	5.8	8.1	10.0	15.8
Private label (2)	6.6	10.5	14.9	15.9	18.7
Other unsecured	12.8	13.4	10.5	10.1	12.1
Commercial	.7	1.3	1.4	1.9	2.2
Total	72.7	75.0	73.1	64.2	67.3
Receivables Serviced With Limited Recourse
Real estate secured	2.1	4.5	7.7	12.0	14.7
Auto finance (1)	3.8	3.5	2.0	.8	-
MasterCard/Visa	13.5	7.1	7.2	13.4	11.1
Private label	2.4	2.3	1.7	2.0	1.1
Other unsecured	5.5	7.6	8.3	7.6	5.8
Total	27.3	25.0	26.9	35.8	32.7
Total	100%	100%	100%	100%	100%

		Consumer	Auto	Retail	Credit Card
At December 31, 2000	Total	Lending	Finance	Services	Services
MANAGED RECEIVABLES BY GEOGRAPHIC AREA
California	16%	17%	15%	14%	13%
Midwest	22	21	16	20	27
Mid Atlantic	15	16	14	11	14
Northeast	12	12	3	10	15
Southeast	17	16	30	25	13
West, excluding California	8	10	3	5	7
Southwest	10	8	19	15	11
Total	100%	100%	100%	100%	100%
(1) Prior to the fourth quarter of 1997, auto finance receivables were not significant and were included in other unsecured receivables.

(2) Beginning in late 1998, the Bank began originating substantially all private label receivables generated from new merchant relationships. Although HFC subsequently purchases a portion of these receivables from the Bank, this change has resulted in an overall decrease in private label receivables.

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HOUSEHOLD FINANCE CORPORATION
All dollar amounts are stated in millions.
At December 31, unless otherwise indicated	2000	1999	1998	1997	1996
CONSUMER CREDIT QUALITY DATA
Managed Consumer Two-Month-and-Over Contractual Delinquency
Real estate secured	$889.1	$783.3	$738.6	$676.2	$424.8
Auto finance (1)	114.3	73.9	40.3	17.2	-
MasterCard/Visa	375.1	227.0	374.0	387.8	352.9
Private label	593.4	604.5	579.2	544.8	421.1
Other unsecured	1,126.7	1,050.5	783.6	733.2	554.5
Total	$3,098.6	$2,739.2	$2,515.7	$2,359.2	$1,753.3
Managed Consumer Two-Month-and-Over Contractual Delinquency Ratios
Real estate secured	2.82%	3.34%	3.55%	3.59%	2.82%
Auto finance (1)	2.63	2.44	2.29	1.97	-
MasterCard/Visa	2.72	3.46	5.19	3.28	2.91
Private label	9.51	9.30	7.38	6.01	4.69
Other unsecured	8.89	9.83	8.86	8.25	6.83
Total	4.51%	5.45%	5.41%	4.77%	3.96%
Managed Net Chargeoffs for the Year
Real estate secured	$134.5	$126.5	$112.9	$98.5	$81.6
Auto finance (1)	183.6	117.6	67.9	12.8	-
MasterCard/Visa	456.1	522.4	656.2	620.0	373.0
Private label	548.2	521.0	496.3	431.1	265.8
Other unsecured	947.4	741.5	712.3	540.2	368.6
Total	$2,269.8	$2,029.0	$2,045.6	$1,702.6	$1,089.0
Ratio of Managed Net Chargeoffs to Average Managed Receivables for the Year
Real estate secured	.48%	.56%	.58%	.58%	.55%
Auto finance (1)	4.90	4.96	5.39	4.68	-
MasterCard/Visa	5.52	8.04	6.29	5.35	3.97
Private label	8.92	7.50	6.05	4.84	3.49
Other unsecured	8.21	7.51	7.90	6.37	5.07
Total	3.93%	4.20%	4.21%	3.69%	2.79%
(1) Prior to the fourth quarter of 1997, credit quality statistics for auto finance receivables were not significant and were included in other unsecured receivables.

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HOUSEHOLD FINANCE CORPORATION
All dollar amounts are stated in millions.
At December 31	2000	1999	1998	1997	1996
DEBT STRUCTURE
Commercial paper	$8,721.3	$8,065.0	$7,074.8	$8,349.0	$8,520.6
Bank and other borrowings	108.1	715.2	68.3	1,753.4	1,507.2
Senior and senior subordinated debt
(with original maturities over one year)	40,575.9	30,383.6	27,186.1	20,909.2	19,279.4
Total	$49,405.3	$39,163.8	$34,329.2	$31,011.6	$29,307.2
Debt Structure as a Percent of Total
Commercial paper	17.7%	20.6%	20.6%	26.9%	29.1%
Bank and other borrowings	.2	1.8	.2	5.7	5.2
Senior and senior subordinated debt
(with original maturities over one year)	82.1	77.6	79.2	67.4	65.7
Total	100%	100%	100%	100%	100%
Maturity Distribution
Senior and senior subordinated debt
(with original maturities over one year)
Less than 1 year	$7,554.6	$6,148.0	$5,937.5	$4,175.1	$4,932.8
1 - 5 years	20,050.0	13,889.0	13,168.5	11,684.2	10,277.3
Over 5 years	12,971.3	10,346.6	8,080.1	5,049.9	4,069.3
Total	$40,575.9	$30,383.6	$27,186.1	$20,909.2	$19,279.4
KEY FINANCIAL RATIOS
Debt to equity	6.7:1	6.6:1	5.9:1	5.3:1	6.7:1
Ratio of earnings to fixed charges (1)	1.62:1	1.72:1	1.81:1	1.61:1	1.57:1
Weighted-average interest rates: (2)
Commercial paper, bank and other borrowings	6.4%	5.3%	5.4%	5.5%	5.4%
Senior and senior subordinated debt	6.5	5.9	6.2	6.7	6.7
Composite	6.4	5.8	6.0	6.3	6.3
(1) 1998 excludes merger and integration related costs of $751.0 million after-tax related to the Beneficial merger. Including these items, the ratio of earnings to fixed charges was 1.32:1.
(2) For the year. Includes the impact of interest-rate swap agreements.

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HOUSEHOLD BANK, f.s.b.

Household Bank, f.s.b. ("the Bank") is a federally chartered savings bank. The Bank's principal products include unsecured consumer loans, real estate secured loans, auto finance loans and credit cards. Credit cards are offered through the Bank's subsidiary, Household Bank (SB), N.A., ("SB"), and include MasterCard, Visa and private label credit cards. Under an agreement with HFC, the Bank also temporarily funds tax refund anticipation loans ("RAL"). RAL loans are sold to HFC within two days of origination with no recourse to the Bank. The Bank earns a fee on each loan sold to HFC.

On October 1, 2000, SB sold GM Card® receivables, including $1.0 billion in owned receivables and $5.7 billion in serviced with limited recourse receivables, at fair market value, to HFC. SB remains the designated issuer of the GM Card® under a written contractual agreement with Household. Following this initial sale, receivables related to previously sold accounts are sold to HFC on a daily basis and new account originations are sold periodically at fair market value.

On February 7, 2000, Household, through its wholly owned subsidiary, Renaissance Credit Services, Inc. ("RCS"), purchased Renaissance Holdings, Inc. ("Renaissance"), a privately held issuer of secured and unsecured credit cards to non-prime customers. Immediately after the purchase, the operations of Renaissance's subsidiary savings bank were merged with and into the Bank.

In 1999, the Bank began originating auto finance receivables primarily through direct mail, alliance relationships and the Internet. Beginning in late 1998, SB also began originating substantially all private label receivables generated from new merchant relationships. Certain delinquent private label receivables are subsequently sold to HFC. In 1997, the Bank sold its student loan portfolio and in 1996, completed the sale of its consumer banking branches.

The Bank funds its operations with retail certificates of deposit, collection of receivable balances, and various wholesale funding sources including federal funds borrowings, domestic and European medium-term notes and underwritten senior debt.

The Bank is regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation. At year-end 2000 the leverage, tier 1 and risk-based capital ratio levels for a "well capitalized" institution were 5.0, 6.0 and 10.0  percent, respectively. The Bank's ratios for each of these categories at December 31, 2000 were 9.2, 10.0 and 11.8 percent, respectively.

All dollar amounts are stated in millions.	2000	1999	1998	1997	1996
FINANCIAL HIGHLIGHTS
Statement of Income Data - Year Ended December 31 (1)
Net interest margin and other revenues	$1,629.2	$908.5	$573.3	$527.2	$726.6
Provision for credit losses on owned receivables	409.0	121.3	128.5	131.3	126.1
Operating expenses	656.4	345.7	309.7	249.1	305.5
Income taxes	212.1	163.6	49.8	53.9	118.7
Net income	$351.7	$277.9	$85.3	$92.9	$176.3
Balance Sheet Data at December 31 (1)
Total assets	$11,107.7	$8,845.5	$4,297.0	$3,398.3	$5,101.6
Receivables:
Owned (2)	$10,561.2	$7,511.3	$3,612.0	$2,920.4	$4,594.0
Serviced with limited recourse - MasterCard/Visa (2)		6,046.4	6,066.8	5,299.9	5,106.2
Managed receivables	$10,561.2	$13,557.7	$9,678.8	$8,220.3	$9,700.2
Selected Financial Ratios (1)
Return on average owned assets	3.37%	5.15%	2.43%	2.15%	2.65%
Return on average managed assets (2)	2.39	2.49	.93	1.00	1.47
Return on average shareholder's equity	41.4	42.1	13.1	15.3	26.4
Managed net interest margin	7.46	6.94	7.28	6.45	5.87
Managed net chargeoff ratio	2.79	4.37	5.65	5.37	3.49
Leverage ratio	9.2	7.0	14.3	18.4	11.4
Risk-based capital ratio	11.8	10.6	20.2	31.0	24.4

(1) 1999 results reflect various changes in the Bank's operations including the purchase of $2.1 billion in real estate secured loans, origination of auto finance and private label receivables, and the sale of certain loans to HFC.

(2) On October 1, 2000, SB sold its GM Card Portfolio, including $1.0 billion in owned receivables and $5.7 billion in serviced with limited recourse receivables, at fair market value to HFC. SB remains the designated issuer of the GM Card. Following this initial sale, future charges on accounts previously sold are sold to HFC on a daily basis and new account originations are sold periodically at fair market value.

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HOUSEHOLD BANK, f.s.b.

NET INCOME
Millions of Dollars
176
93
85
278
1996
1997
1998
1999
2000

RETURN ON AVERAGE MANAGED ASSETS
Percent
1.47
1.00
.93
2.49
2.39
1996
1997
1998
1999
2000

RECEIVABLES BY PRODUCT
Auto Finance 2.0%
First Mortgage .8%
Other Unsecured 10.0%
MasterCard/ Visa
Private Label 38.3%
Real Estate Secured

FUNDING MIX
Subordinated Debt & Other Long-Term Borrowings 11.5%
Other
Federal Funds 13.2%
Deposits

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HOUSEHOLD BANK, f.s.b.
In millions.
Year ended December 31	2000	1999	1998	1997	1996
STATEMENTS OF INCOME
Finance income	$1,364.9	$563.9	$357.0	$438.0	$599.1
Other interest income	16.3	3.6	9.1	7.2	36.2
Interest expense	600.5	244.4	160.9	232.8	358.7
Net interest margin	780.7	323.1	205.2	212.4	276.6
Provision for credit losses on owned receivables	409.0	121.3	128.5	131.3	126.1
Net interest margin after provision for credit losses	371.7	201.8	76.7	81.1	150.5
Securitization revenue	303.2	402.1	277.9	218.8	250.8
Fee income	429.7	120.6	46.1	44.2	27.4
Other income	115.6	62.7	44.1	51.8	171.8
Total other revenues	848.5	585.4	368.1	314.8	450.0
Salaries, sales incentives, and fringe benefits	5.9	2.0	5.1	7.4	18.4
Other operating expenses	650.5	343.7	304.6	241.7	287.1
Total costs and expenses	656.4	345.7	309.7	249.1	305.5
Income before income taxes	563.8	441.5	135.1	146.8	295.0
Income taxes	212.1	163.6	49.8	53.9	118.7
Net income	$351.7	$277.9	$85.3	$92.9	$176.3

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HOUSEHOLD BANK, f.s.b.
In millions.
At December 31	2000	1999	1998	1997	1996
BALANCE SHEETS
Assets
Cash	$523.9	$475.6	$453.6	$261.4	$290.6
Investment securities	52.1	634.6	22.5	46.0	80.9
Receivables, net	10,255.5	7,517.2	3,591.7	2,907.7	4,543.7
Other assets	276.2	218.1	229.2	183.2	186.4
Total assets	$11,107.7	$8,845.5	$4,297.0	$3,398.3	$5,101.6
Liabilities and Shareholder's Equity
Debt:
Deposits	$7,416.1	$5,498.8	$1,417.2	$1,323.0	$1,787.0
Federal funds	1,300.0	944.0	1,389.0	26.0	50.0
Subordinated debt and other long-term borrowings	1,120.5	1,164.1	718.5	945.5	2,147.0
Other	74.2	465.9	76.1	367.1	441.0
Total debt	9,910.8	8,072.8	3,600.8	2,661.6	4,425.0
Other liabilities	176.1	146.9	78.0	108.5	91.5
Total liabilities	10,086.9	8,219.7	3,678.8	2,770.1	4,516.5
Total shareholder's equity	1,020.8	625.8	618.2	628.2	585.1
Total liabilities and shareholder's equity	$11,107.7	$8,845.5	$4,297.0	$3,398.3	$5,101.6
DEBT STRUCTURE AS A PERCENT OF TOTAL DEBT
Deposits	74.8%	68.1%	39.4%	49.7%	40.4%
Federal funds	13.2	11.7	38.5	1.0	1.1
Subordinated debt and other long-term borrowings	11.3	14.4	20.0	35.5	48.5
Other	.7	5.8	2.1	13.8	10.0
Total debt	100%	100%	100%	100%	100%

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HOUSEHOLD BANK, f.s.b.
All dollar amounts are stated in millions.
At December 31	2000	1999	1998	1997	1996
RECEIVABLES ANALYSIS
Owned Receivables
First mortgage	$87.9	$129.1	$153.2	$385.7	$699.9
Real estate secured (1)	3,782.6	2,342.0	315.4	496.9	649.1
Auto finance (2)	207.6	8.0	-	-	-
MasterCard/Visa (3)	1,383.6	1,187.0	1,515.9	1,163.4	1,703.8
Private label (4)	4,044.5	3,199.2	1,009.7	-	-
Other unsecured (5)	1,054.8	645.9	609.0	873.9	1,539.2
Commercial	.2	.1	8.8	.5	2.0
Total owned receivables	10,561.2	7,511.3	3,612.0	2,920.4	4,594.0
Accrued finance charges	94.6	71.9	43.5	42.9	85.0
Credit loss reserve for owned receivables	(400.3)	(137.9)	(135.1)	(118.5)	(130.5)
Amounts due and deferred from receivables sales	-	178.8	178.2	194.1	102.1
Reserve for receivables serviced with limited recourse	-	(106.9)	(106.9)	(131.2)	(106.9)
Total owned receivables, net	10,255.5	7,517.2	3,591.7	2,907.7	4,543.7
Receivables serviced with limited recourse	-	6,046.4	6,066.8	5,299.9	5,106.2
Total managed receivables, net	$10,255.5	$13,563.6	$9,658.5	$8,207.6	$9,649.9
Managed Portfolio
First mortgage	$87.9	$129.1	$153.2	$385.7	$699.9
Real estate secured (1)	3,782.6	2,342.0	315.4	496.9	649.1
Auto finance (2)	207.6	8.0	-	-	-
MasterCard/Visa (3)	1,383.6	7,233.4	7,582.7	6,463.3	6,810.0
Private label (4)	4,044.5	3,199.2	1,009.7	-	-
Other unsecured (5)	1,054.8	645.9	609.0	873.9	1,539.2
Commercial	.2	.1	8.8	.5	2.0
Total	$10,561.2	$13,557.7	$9,678.8	$8,220.3	$9,700.2
RECEIVABLES BY PRODUCT - AS A PERCENT OF TOTAL MANAGED PORTFOLIO
First mortgage	.8%	.9%	1.6%	4.7%	7.2%
Real estate secured (1)	35.8	17.3	3.3	6.0	6.7
Auto finance (2)	2.0	.1	-	-	-
MasterCard/Visa (3)	13.1	53.3	78.4	78.7	70.2
Private label (4)	38.3	23.6	10.4	-	-
Other unsecured (5)	10.0	4.8	6.3	10.6	15.9
Total	100%	100%	100%	100%	100%

					Credit
		Consumer	Auto	Retail	Card
At December 31, 2000	Total	Lending	Finance	Services	Services
MANAGED CONSUMER RECEIVABLES BY GEOGRAPHIC AREA
California	15%	18%	14%	15%	13%
Midwest	20	19	16	20	22
Mid Atlantic	10	7	12	11	13
Northeast	8	4	7	10	14
Southeast	22	23	17	24	16
West, excluding California	9	11	6	5	9
Southwest	16	18	28	15	13
Total	100%	100%	100%	100%	100%
(1)1999, the Bank purchased $2.1 billion of real- estate secured loans.
(2) In August 1999, the Bank began originating auto finance receivables.
(3) On October 1, 2000, SB sold $6.7 billion in managed GM Card receivables to HFC.

(4) Beginning in late 1998, the Bank began originating substantially all private label receivables generated from new merchant relationships. Although HFC subsequently purchases a portion of these receivables, the change has resulted in an overall increase in the Bank's private label receivables.

5) In 1997, the Bank sold its entire portfolio of student loans totaling about $900 million, as it exited this business.

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HOUSEHOLD BANK, f.s.b.
All dollar amounts are stated in millions.
At December 31, unless otherwise indicated.	2000	1999	1998	1997	1996
CONSUMER CREDIT QUALITY DATA
Managed Consumer Two-Month-and-Over Contractual Delinquency (1)
First mortgage	$12.4	$20.0	$22.5	$38.1	$63.6
Real estate secured	2.5	4.6	18.0	27.5	30.0
Auto finance (2)	1.9	-	-	-	-
MasterCard/Visa	201.4	159.4	212.3	196.4	181.1
Other unsecured	5.3	12.7	24.3	44.3	60.1
Total	$223.5	$196.7	$277.1	$306.3	$334.8
Managed Consumer Two-Month-and-Over Contractual Delinquency Ratios (1)
First mortgage	14.14%	15.46%	14.70%	9.88%	9.08%
Real estate secured	.07	.20	5.70	5.53	4.63
Auto finance (2)	.89	-	-	-	-
MasterCard/Visa	14.56	2.20	2.80	3.04	2.66
Other unsecured	.50	1.97	3.99	5.07	3.90
Total	2.12%	1.45%	2.87%	3.73%	3.45%
Managed Net Chargeoffs for the Year (1)
First mortgage	$1.0	$3.5	$1.1	$5.9	$6.1
Real estate secured	.7	.1	4.6	5.4	5.5
Auto finance (2)	.8	-	-	-	-
MasterCard/Visa	376.1	432.7	431.4	408.6	336.0
Private label (2)	.3	.3	-	-	-
Other unsecured	5.4	17.3	41.3	55.3	41.5
Total	$384.3	$453.9	$478.4	$475.2	$389.1
Ratio of Net Chargeoffs to Average Managed Receivables for the Year (1)
First mortgage	.96%	2.38%	.39%	1.07%	.35%
Real estate secured	.02	.01	1.11	.95	.39
Auto finance (2)	.81	-	-	-	-
MasterCard/Visa	6.28	6.30	6.33	6.58	5.16
Private label (2)	.01	.02	-	-	-
Other unsecured	.71	2.89	5.83	3.66	2.65
Total	2.79%	4.41%	5.68%	5.37%	3.46%
(1) On October 1, 2000, SB sold $6.7 billion in managed GM Card receivables to HFC. In 1999, the Bank began selling delinquent private label and real estate secured receivables to HFC.
(2) The Bank began originating auto finance receivables in 1999 and private label receivables in 1998.

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HOUSEHOLD GLOBAL FUNDING, INC.

Household's United Kingdom and Canadian operations are consolidated in Household Global Funding, Inc. ("Global"). In the United Kingdom, principal products are secured and unsecured consumer loans, co-branded and affinity MasterCard and Visa credit cards and retail finance. In Canada, principal products are consumer loans and private label credit cards.

Global's operating subsidiaries are independently funded with their borrowings supported by a Household or an HFC guarantee. Household's Canadian operation is principally funded with commercial paper and intermediate and long-term debt.

United Kingdom operations are funded through wholesale deposits, short and intermediate-term bank lines of credit, long-term debt and securitizations of receivables. Household International Netherlands, B.V., a subsidiary of Global, has the ability to issue long-term debt in the United States and lends funds to its United Kingdom operating subsidiary, HFC Bank plc.

HFC Bank plc, a fully licensed United Kingdom bank, is regulated by the Financial Services Authority. In Canada, Household Trust Company, an operating company, is regulated by the Office of the Superintendent of Financial Institutions.

Beneficial's United Kingdom operations were merged with and into Global on December 22, 1998, effective June 30, 1998. In accordance with the guidance established for mergers involving affiliates under common control, the results of the United Kingdom operations of Beneficial are reflected in Global's financial statements for the period subsequent to June 30, 1998.

All dollar amounts are stated in millions.	2000	1999	1998	1997	1996
FINANCIAL HIGHLIGHTS
Statement of Income Data - Year Ended December 31
Net interest margin and other revenues	$876.4	$831.0	$643.8	$516.9	$436.2
Provision for credit losses on owned receivables	180.6	189.5	132.0	104.6	100.8
Operating expenses	333.2	320.7	263.9	220.7	203.9
Policyholders' benefits	29.9	33.4	30.7	19.4	25.1
Income tax expense	99.4	63.7	61.4	54.5	35.6
Net income	$233.3	$223.7	$155.8	$117.7	$70.8
Net income:
United Kingdom	$212.5	$204.2	$136.9	$84.0	$63.3
Canada	21.4	18.5	15.1	13.1	15.1
Parent company and eliminations	(.6)	1.0	3.8	20.6	(7.6)
Total	$233.3	$223.7	$155.8	$117.7	$70.8
Balance Sheet Data at December 31
Assets:
United Kingdom	$6,462.6	$6,584.5	$6,379.4	$2,934.2	$2,654.5
Canada	1,246.6	1,187.6	1,037.1	1,338.5	1,424.2
Parent company and eliminations	116.8	109.8	110.8	7.1	4.7
Total	$7,826.0	$7,881.9	$7,527.3	$4,279.8	$4,083.4
Receivables:
Owned	$6,522.3	$6,513.9	$6,124.5	$3,591.3	$3,356.3
Serviced with limited recourse	1,326.2	1,104.9	1,241.2	1,135.6	910.8
Managed receivables	$7,848.5	$7,618.8	$7,365.7	$4,726.9	$4,267.1
Selected Financial Ratios
Return on managed assets	2.67%	2.55%	2.23%	2.29%	1.50%
Managed net interest margin:
United Kingdom	7.14	7.66	7.24	7.67	8.94
Canada	10.71	11.16	10.90	10.14	9.04
Managed net chargeoff ratio:
United Kingdom	2.59	2.83	2.28	2.07	2.37
Canada	3.72	4.88	5.92	4.45	3.40
Debt to equity ratio	6.9:1	6.4:1	7.4:1	5.6:1	6.4:1
Exchange Rates (1)
United Kingdom - Average for the year	$1.5160	$1.6177	$1.6575	$1.6395	$1.5625
United Kingdom - At December 31	1.4930	1.6151	1.6600	1.6451	1.7140
Canada - Average for the year	.6735	.6734	.6748	.7223	.7335
Canada - At December 31.6671		.6922	.6501	.6995	.7297
Number of branches:
United Kingdom	181	176	179	143	141
Canada	99	85	75	74	57
Total	280	261	254	217	198
(1) In U.S. dollars, per unit of foreign currency.

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HOUSEHOLD GLOBAL FUNDING, INC.

Net Income
Millions of Dollars
300
225
150
75
0
71
118
155
224
233
1996
1997
1998
1999
2000

U.K. Managed Receivables By Product
Real Estate Secured 12.9%
Other Unsecured
Private Label 18.6%
MasterCard/Visa

Canadian Managed Receivables By Product
Other Unsecured 30.9%
Commercial and Other .1%
Real Estate Secured 32.9%
Private Label 36.1%

U.K. Managed Funding Mix
Commercial Paper, Bank and Other Borrowings 17.0%
Senior Debt (with Original Maturities Over One Year) 36.8%
Securitizations 20.2%
Deposits 26.0%

Canadian Funding Mix
Commercial Paper, Bank and Other Borrowings 32.9%
Senior Debt (with Original Maturities Over One Year) 67.1%

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HOUSEHOLD GLOBAL FUNDING, INC.
In millions.
Year ended December 31	2000	1999	1998	1997	1996
STATEMENTS OF INCOME
Finance income	$852.0	$854.1	$682.0	$497.2	$435.8
Other interest income	19.8	19.2	18.6	9.8	10.5
Interest expense	404.1	378.3	315.2	210.9	193.5
Net interest margin	467.7	495.0	385.4	296.1	252.8
Provision for credit losses on owned receivables	180.6	189.5	132.0	104.6	100.8
Net interest margin after provision for credit losses	287.1	305.5	253.4	191.5	152.0
Securitization revenue	126.4	83.4	64.0	68.7	62.4
Insurance revenue	166.4	176.9	139.9	101.3	85.5
Investment income	15.1	14.4	14.2	14.9	6.6
Fee income	61.0	54.1	44.6	33.4	25.0
Other income	39.8	7.2	(4.3)	2.5	3.9
Total other revenues	408.7	336.0	258.4	220.8	183.4
Salaries, sales incentives, and fringe benefits	160.3	144.6	127.3	99.7	83.1
Other operating expenses	172.9	176.1	136.6	121.0	120.8
Policyholders' benefits	29.9	33.4	30.7	19.4	25.1
Total costs and expenses	363.1	354.1	294.6	240.1	229.0
Income before income tax expense	332.7	287.4	217.2	172.2	106.4
Income tax expense	99.4	63.7	61.4	54.5	35.6
Net income	$233.3	$223.7	$155.8	$117.7	$70.8

In millions.			United
Year ended December 31, 2000	Global	Other (1)	Kingdom	Canada
CONSOLIDATING STATEMENT OF INCOME
Finance income	$852.0	-	$664.9	$187.1
Other interest income	19.8	-	19.5	.3
Interest expense	404.1	$5.1	332.9	66.1
Net interest margin	467.7	(5.1)	351.5	121.3
Provision for credit losses on owned receivables	180.6	.5	137.5	42.6
Net interest margin after provision for credit losses	287.1	(5.6)	214.0	78.7
Securitization revenue	126.4	-	126.4	-
Insurance revenue	166.4	-	166.4	-
Investment income	15.1	-	15.1	-
Fee income	61.0	-	54.2	6.8
Other income	39.8	4.6	35.0	.2
Total other revenues	408.7	4.6	397.1	7.0
Salaries, sales incentives, and fringe benefits	160.3	-	132.4	27.9
Other operating expenses	172.9	.1	152.8	20.0
Policyholders' benefits	29.9		29.9
Total costs and expenses	363.1	.1	315.1	47.9
Income before income tax expense	332.7	(1.1)	296.0	37.8
Income tax expense	99.4	(.5)	83.5	16.4
Net income	$233.3	$(.6)	$212.5	$21.4
(1) Includes Household Global Funding parent and eliminations.

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HOUSEHOLD GLOBAL FUNDING, INC.
In millions.
At December 31	2000	1999	1998	1997	1996
BALANCE SHEETS
Assets
Cash	$73.5	$102.0	$27.9	$23.0	$19.7
Investment securities	760.6	833.2	919.1	515.7	483.8
Receivables, net	6,403.1	6,454.6	6,050.5	3,493.6	3,280.2
Other assets	588.8	492.1	529.8	247.5	299.7
Total assets	$7,826.0	$7,881.9	$7,527.3	$4,279.8	$4,083.4
Liabilities and Shareholder's Equity
Debt:
Deposits	$1,712.0	$1,235.7	$1,169.9	$792.3	$863.9
Commercial paper, bank and other borrowings	1,085.2	1,577.4	2,307.9	1,142.7	955.6
Senior debt (with original maturities over one year)	3,171.7	3,154.0	2,344.3	1,341.8	1,367.5
Total debt	5,968.9	5,967.1	5,822.1	3,276.8	3,187.0
Insurance policy and claim reserves	214.8	231.7	295.5	200.1	183.7
Other liabilities	774.0	754.2	622.9	221.7	216.4
Total liabilities	6,957.7	6,953.0	6,740.5	3,698.6	3,587.1
Common shareholder's equity	868.3	928.9	786.8	581.2	496.3
Total liabilities and shareholder's equity	$7,826.0	$7,881.9	$7,527.3	$4,279.8	$4,083.4

In millions.				United
At December 31, 2000		Global	Other (1)	Kingdom	Canada
CONSOLIDATING BALANCE SHEET
Assets
Cash		$73.5	$39.5	$30.4	$3.6
Investment securities		760.6	-	755.8	4.8
Receivables, net		6,403.1	3.6	5,186.9	1,212.6
Other assets		588.8	73.7	489.5	25.6
Total assets		$7,826.0	$116.8	$6,462.6	$1,246.6
Liabilities and Shareholder's Equity
Debt:
Deposits		$1,712.0	-	$1,710.6	$1.4
Commercial paper, bank and other borrowings		$1,085.2	$(395.9)	$1,115.5	$365.6
Senior debt (with original maturities over one year)		3,171.7	(.2)	2,422.7	749.2
Total debt		5,968.9	(396.1)	5,248.8	1,116.2
Insurance policy and claim reserves		214.8	(12.3)	227.1	-
Other liabilities		774.0	435.5	311.8	26.7
Total liabilities		6,957.7	27.1	5,787.7	1,142.9
Common shareholder's equity		868.3	89.7	674.9	103.7
Total liabilities and shareholder's equity		$7,826.0	$116.8	$6,462.6	$1,246.6
(1) Includes Household Global Funding parent and eliminations.

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HOUSEHOLD GLOBAL FUNDING, INC.
All dollar amounts are stated in millions.
At December 31	2000	1999	1998	1997	1996
RECEIVABLES ANALYSIS
Owned Receivables
Real estate secured	$1,259.7	$1,090.2	$1,218.6	$483.2	$484.8
MasterCard/Visa	2,206.7	2,167.8	1,852.4	651.6	581.2
Private label	1,675.8	1,573.0	1,515.0	1,317.6	1,263.0
Other unsecured	1,377.7	1,681.8	1,535.3	1,117.0	1,001.5
Commercial and other	2.4	1.1	3.2	21.9	25.8
Total owned receivables	6,522.3	6,513.9	6,124.5	3,591.3	3,356.3
Accrued finance charges	106.6	103.7	121.4	88.0	93.2
Credit loss reserve for owned receivables	(143.3)	(143.7)	(142.7)	(97.1)	(88.2)
Unearned credit insurance premiums and claims reserves	(102.9)	(89.9)	(94.5)	(108.2)	(102.0)
Amounts due and deferred from receivables sales	101.3	135.9	92.4	61.5	54.1
Reserve for receivables serviced with limited recourse	(80.9)	(65.3)	(50.6)	(41.9)	(33.2)
Total owned receivables, net	6,403.1	6,454.6	6,050.5	3,493.6	3,280.2
Receivables serviced with limited recourse	1,326.2	1,104.9	1,241.2	1,135.6	910.8
Total managed receivables, net	$7,729.3	$7,559.5	$7,291.7	$4,629.2	$4,191.0
Managed Portfolio
Real estate secured	$1,259.7	$1,090.2	$1,218.6	$483.2	$484.8
MasterCard/Visa	2,424.9	2,413.9	2,124.1	913.0	581.2
Private label	1,675.8	1,573.0	1,515.0	1,317.6	1,263.0
Other unsecured	2,485.7	2,540.6	2,504.8	1,991.2	1,912.3
Commercial and other	2.4	1.1	3.2	21.9	25.8
Total	$7,848.5	$7,618.8	$7,365.7	$4,726.9	$4,267.1
RECEIVABLES BY PRODUCT - AS A PERCENT OF TOTAL MANAGED PORTFOLIO
Real estate secured	16.1%	14.3%	16.5%	10.2%	11.4%
MasterCard/Visa	30.9	31.7	28.8	19.3	13.6
Private label	21.3	20.7	20.6	27.9	29.6
Other unsecured	31.7	33.3	34.1	42.1	44.8
Commercial and other				.5	.6
Total managed portfolio	100%	100%	100%	100%	100%

All dollar amounts are stated in millions		United	Percent		Percent of
At December 31, 2000	Global	Kingdom	of U.K.	Canada	Canada
CONSOLIDATING MANAGED RECEIVABLES
Real estate secured	$1,259.7	$857.1	12.9%	$402.6	32.9%
MasterCard/Visa	2,424.9	2,424.9	36.7	-	-
Private label	1,675.8	1,234.6	18.6	441.2	36.1
Other unsecured	2,485.7	2,108.2	31.8	377.5	30.9
Commercial and other	2.4	1.0		1.4	.1
Total	$7,848.5	$6,625.8	100%	$1,222.7	100%

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HOUSEHOLD GLOBAL FUNDING, INC.
All dollar amounts are stated in millions.
At December 31, unless otherwise indicated.	2000		1999		1998		1997		1996
CONSUMER CREDIT QUALITY DATA
Managed Consumer Two-Month-and-Over Contractual Delinquency
United Kingdom:
Real estate secured	$67.1	7.83%	$84.7	11.28%	$58.0	6.32%	$13.4	8.12%	$17.7	10.81%
MasterCard/Visa	64.8	2.67	53.2	2.20	35.7	1.68	11.0	1.21	8.2	1.41
Private label	36.6	2.97	39.8	3.47	36.9	3.16	20.2	2.60	20.1	2.90
Other unsecured	134.5	6.38	131.7	6.07	103.5	4.79	68.2	4.25	61.7	3.99
Total	303.0	4.58	309.4	4.78	234.1	3.68	112.8	3.27	107.7	3.61
Canada:
Real estate secured	6.0	1.50	6.3	1.87	6.7	2.20	14.7	4.56	21.6	6.66
Private label	27.7	6.29	28.8	6.73	26.9	7.70	38.2	7.09	30.2	5.28
Other unsecured	25.7	6.80	27.4	7.40	31.6	9.20	44.9	11.58	34.0	9.32
Commercial and other	-	-	-	-	-	-	2.1	27.35	4.3	19.41
Total	59.4	4.87	62.5	5.50	65.2	6.54	99.9	7.95	90.1	7.02
Global Funding Parent							1.3	11.43
Total Global	$362.4	4.62%	$371.9	4.89%	$299.3	4.06%	$214.0	4.53%	$197.8	4.64%
Managed Net Chargeoffs for the Year
United Kingdom:
Real estate secured	$5.7	.73%	$8.6	1.05%	$3.3	.56%	$1.1	.64%	$2.9	1.86%
MasterCard/Visa	68.4	2.99	66.9	3.12	39.3	2.65	15.0	2.15	13.9	3.18
Private label	29.0	2.51	34.4	3.05	13.5	1.48	13.3	1.79	15.5	2.92
Other unsecured	60.6	2.90	67.1	3.10	55.2	2.91	36.1	2.31	24.2	1.92
Total	163.7	2.59	177.0	2.83	111.3	2.28	65.5	2.07	56.5	2.37
Canada:
Real estate secured	4.6	1.25	6.3	1.96	11.5	3.58	9.7	2.72	10.2	3.37
Private label	21.5	5.12	23.6	6.67	30.4	7.38	25.9	4.92	13.0	2.78
Other unsecured	17.0	4.60	20.5	5.72	23.0	6.32	20.5	5.41	14.7	4.03
Commercial and other									1.9	5.43
Total	43.1	3.72	50.4	4.88	64.9	5.92	56.1	4.45	39.8	3.40
Global Funding Parent	-	-	-	-	-	-	.1	1.96	-	-
Total Global	$206.8	2.77%	$227.4	3.12%	$176.2	2.95%	$121.7	2.74%	$96.3	2.71%

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HOUSEHOLD GLOBAL FUNDING, INC.
All dollar amounts are stated in millions.
At December 31, unless otherwise indicated.	2000	1999	1998	1997	1996
DEBT STRUCTURE
Deposits	$1,712.0	$1,235.7	$1,169.9	$792.3	$863.9
Commercial paper	360.9	359.4	322.9	435.0	389.2
Bank and other borrowings	724.3	1,218.0	1,985.0	707.7	566.4
Senior debt (with original maturities over one year)	3,171.7	3,154.0	2,344.3	1,341.8	1,367.5
Total	$5,968.9	$5,967.1	$5,822.1	$3,276.8	$3,187.0
Debt Structure as a Percent of Total
Deposits	28.7%	20.7%	20.1%	24.2%	27.1%
Commercial paper	6.1	6.0	5.5	13.3	12.2
Bank and other borrowings	12.1	20.4	34.1	21.6	17.8
Senior debt (with original maturities over one year)	53.1	52.9	40.3	40.9	42.9
Total	100%	100%	100%	100%	100%
Weighted-Average Interest Rates (1)
Deposits	4.5%	4.7%	6.3%	6.1%	5.7%
Commercial paper, bank and other borrowings	6.0	5.1	6.4	5.8	7.7
Senior debt (with original maturities over one year)	6.4	5.9	7.1	6.6	7.0
Composite	5.8	5.4	6.7	6.3	6.6

In millions.				United
At December 31, 2000		Global	Other (2)	Kingdom	Canada
CONSOLIDATING DEBT STRUCTURE
Deposits		$1,712.0	-	$1,710.6	$1.4
Commercial paper		360.9	-	-	360.9
Bank and other borrowings		724.3	$(395.9)	1,115.5	4.7
Senior debt (with original maturities over one year)		3,171.7	(.2)	2,422.7	749.2
Total		$5,968.9	$(396.1)	$5,248.8	$1,116.2
(1) For the year. Includes the impact of interest-rate swap agreements.
(2) Includes Household Global Funding parent and eliminations.

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Glossary of Terms

Acquired Intangibles and Goodwill - Intangible assets reflected on the consolidated balance sheet resulting from the market value premium attributable to credit card accounts in excess of the aggregate outstanding managed credit card loans acquired. Goodwill represents the purchase price over the fair value of identifiable assets acquired less liabilities assumed from business combinations.

Affinity Credit Card - A MasterCard or Visa account jointly sponsored by the issuer of the card and an organization whose members share a common interest (e.g., the AFL-CIO Union Privilege Credit Card Program).

Asset Securitization - The process where interests in a pool of financial assets, such as credit card or other unsecured receivables, are sold to investors. Typically, the receivables are sold to a trust that issues interests that are sold to investors.

Auto Finance Loans - Closed-end loans secured by a first lien on a vehicle.

Co-Branded Credit Card - A MasterCard or Visa account that is jointly sponsored by the issuer of the card and another corporation (e.g., the GM Card®). The account holder typically receives some form of added benefit for using the card.

Common Dividend Payout Ratio - Dividends declared per share divided by net income per share.

Consumer Net Chargeoff Ratio - Net chargeoffs of consumer receivables divided by average receivables outstanding.

Fee Income - Income associated with interchange on credit cards and late and other fees from the origination or acquisition of loans.

Interchange Fees - Fees received for processing a credit card transaction through the MasterCard or Visa network.

Liquidity - A measure of how quickly a company can convert assets to cash or raise additional cash by issuing debt.

Managed Basis - Method of reporting whereby net interest margin, other revenues and credit losses on securitized receivables are reported as if those receivables were still held on the balance sheet.

Managed Basis Efficiency Ratio - Ratio of operating expenses to managed net interest margin and other revenues less policyholders' benefits. The normalized efficiency ratio excludes nonrecurring gains, losses and charges.

Managed Net Interest Margin - Interest income from managed receivables and noninsurance investment securities reduced by interest expense.

Managed Receivables - The sum of receivables on the balance sheet and those that are serviced for investors as part of our asset securitization program.

MasterCard and Visa Receivables - Receivables generated through customer usage of MasterCard and Visa credit cards.

Nonaccrual Loans - Loans on which interest is no longer accrued because ultimate collection is unlikely.

Non-prime Accounts - Accounts held by individuals with credit history reflecting occasional delinquencies, prior chargeoffs, or other credit blemishes. These accounts generally are charged higher interest rates and fees to compensate for the additional risk.

Other Unsecured Receivables - Unsecured lines of credit or closed-end loans made to individuals.

Owned Receivables - Receivables held on the balance sheet.

Private Label Credit Card - A line of credit made available to customers of retail merchants evidenced by a credit card bearing the merchant's name.

Real Estate Secured Loan - Closed-end loans and revolving lines of credit secured by first or second liens on residential real estate.

Refund Anticipation Loan ("RAL") Program - A cooperative program with H&R Block Tax Services, Inc. and certain of its franchises, along with other independent tax preparers, to provide loans to customers entitled to tax refunds and who electronically file their returns with the Internal Revenue Service.

Receivables Serviced with Limited Recourse - Receivables that have been securitized and for which the company has some level of potential loss if defaults occur.

Return on Average Owned Assets - Net income divided by average owned assets.

Return on Average Common Shareholders' Equity - Net income less dividends on preferred stock divided by average common shareholders' equity.

Return on Average Managed Assets - Net income divided by average managed assets.

Risk Adjusted Revenue - Managed net interest margin plus other revenues less securitization related revenue and managed net chargeoffs divided by average managed interest earning assets.

Total Shareholders' Equity - Includes company obligated mandatorily redeemable preferred securities of subsidiary trusts, preferred stock and common shareholders' equity.

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CORPORATE INFORMATION

Annual Meeting Our annual shareholders' meeting will be held on Tuesday, May 8, 2001 at 9:00 a.m. (EDT) at Household Financial Services in Brandon, Florida.

Shareholder Services Shareholder address changes and inquiries regarding shareholder accounts, dividend payments and stock transfers should be directed to our stock transfer and dividend disbursing agent as follows:
By Hand:	By Mail:	In New York, deliver stock certificates for transfer to:
Computershare Investor Services LLC Shareholder Services 2 North LaSalle Street Mezzanine Level Chicago, Illinois 60602 800 926.2335 Fax 312 601.4332 www-us.computershare.com (Website address)	Computershare Investor Services LLC Shareholder Services P.O. Box A3504 Chicago, Illinois 60690-3504	Computershare Trust Company of New York Stock Transfer Division Wall Street Plaza 88 Pine Street, 19th Floor New York, New York 10005

Those forwarding stock certificates are advised to use registered, insured mail.

Dividend Reinvestment and Common Stock Purchase Plan Shareholders may have common and/or preferred dividends automatically reinvested in Household common stock and/or make optional cash payments to increase their common stock investment through our dividend reinvestment and common stock purchase plan. Inquiries regarding this no-cost service should be directed to:

Computershare Investor Services LLC
Dividend Reinvestment
P.O. Box A3309
Chicago, Illinois 60690 3309
800 926.2335

Investor Inquiries Security analysts and investment professionals should direct their inquiries to the Vice President - Investor Relations at our corporate headquarters, or call 847 564.7369.

Inquiries regarding commercial paper, medium-term notes, senior and senior subordinated debt, preferred securities and thrift notes of Household International and certain of its subsidiaries, including Household Finance Corporation and Household Bank, f.s.b., should be directed to the Vice President-Money and Capital Markets at 847 564.6278.

Press releases, annual reports, Form 10-K and other financial information, as well as information about our businesses and products, can be obtained from our Corporate Communications department or by accessing our web site at www.household.com.

Investors can also e-mail us at investor relations @ household.com.

2001 Key Dividend Dates
Ex Dividend Date:	Record Date:	Payment Date:
February 26, 2001	February 28, 2001	March 31, 2001 - $4.30 Preferred
March 28, 2001	March 30, 2001	April 15, 2001 - Common & 8 1/4 % Preferred
May 29, 2001	May 31, 2001	June 30, 2001 - 5% & $4.50 Preferred
June 27, 2001	June 29, 2001	July 15, 2001 - Common & 8 1/4 % Preferred
August 29, 2001	August 31, 2001	September 30, 2001 - $4.30 Preferred
September 26, 2001	September 28, 2001	October 15, 2001 - Common & 8 1/4 % Preferred
November 28, 2001	November 30, 2001	December 31, 2001 - 5% & $4.50 Preferred
December 27, 2001	December 31, 2001	January 15, 2002-Common & 8 1/4 % Preferred

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